UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR MORTGAGE TRUST
(Exact name of registrant as specified in charter)
TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Thomas Lorenzini, President	Michael K. Hoffman, Esq.
RMR Mortgage Trust	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	One Manhattan West, New York, New York 10001-8602

Karen Jacoppo-Wood, Esq.
State Street Bank and Trust Company
One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1.    Reports to Stockholders.

    Annual Report
    December 31, 2020

RMR Mortgage Trust

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS ANNUAL REPORT ON FORM N-CSR CONTAINS STATEMENTS THAT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ON APRIL 16, 2020, OUR SHAREHOLDERS APPROVED A CHANGE IN OUR BUSINESS FROM A REGISTERED INVESTMENT COMPANY TO A COMMERCIAL MORTGAGE REIT AND AMENDED OUR FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS TO PERMIT US TO PURSUE OUR NEW BUSINESS. WE HAVE COMPLETELY LIQUIDATED OUR LEGACY PORTFOLIO AND COMMENCED MAKING INVESTMENTS IN MORTGAGE LOANS. AS OF JANUARY 5, 2021, WE ARE NO LONGER AN “INVESTMENT COMPANY” UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, ISSUED AN ORDER DEREGISTERING US AS AN INVESTMENT COMPANY ON JANUARY 5, 2021 AND WE ARE ELECTING TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, OR REIT. FOR MORE INFORMATION, PLEASE CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SEC, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

YOU SHOULD CONSIDER OUR INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY OF OUR SHARES. AN INVESTMENT IN OUR SHARES IS SUBJECT TO MATERIAL RISKS.

PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF OUR PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS, PARTICULARLY BECAUSE WE SOLD ALL OF OUR LEGACY PORTFOLIO ASSETS AND HAVE BEGUN TO INVEST IN MORTGAGE LOANS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING OUR SHARES.

THE CURRENT ECONOMIC SITUATION RESULTING FROM THE UNPRECEDENTED MEASURES TAKEN AROUND THE WORLD TO COMBAT THE SPREAD OF COVID-19 MAY CONTINUE TO CONTRIBUTE TO SEVERE MARKET DISRUPTIONS, VOLATILITY AND REDUCED ECONOMIC ACTIVITY. THESE CONDITIONS COULD MATERIALLY AND ADVERSELY IMPACT OUR BUSINESS, RESULTS OF OPERATIONS AND LIQUIDITY. AS A RESULT OF THE COVID-19 PANDEMIC AND RESTRICTIONS IMPLEMENTED IN RESPONSE, THERE HAVE BEEN CONSTRUCTION MORATORIUMS AND DECREASES IN AVAILABLE CONSTRUCTION WORKERS AND CONSTRUCTION ACTIVITY, INCLUDING REQUIRED INSPECTORS AND GOVERNMENTAL PERSONNEL FOR PERMITTING AND OTHER REQUIREMENTS. THESE CONDITIONS, IF THEY SHOULD CONTINUE OR RETURN, MAY PREVENT OUR BORROWERS FROM COMPLETING ONGOING AND PLANNED CONSTRUCTION PROJECTS AND IMPROVING THEIR PROPERTIES THAT SECURE OUR LOANS. AS A RESULT, BORROWERS MAY BE UNABLE TO GENERATE SUFFICIENT CASH FLOW TO MAKE PAYMENTS ON OR REFINANCE OUR LOANS, AND WE MAY NOT RECOVER SOME OR ALL OF OUR INVESTMENT.

DURING ECONOMIC RECESSIONS, REAL ESTATE VALUES TYPICALLY DECLINE, SOMETIMES SIGNIFICANTLY. DECLINING REAL ESTATE VALUES MAY INCREASE THE LIKELIHOOD THAT OUR BORROWERS WILL DEFAULT ON THEIR DEBT SERVICE OBLIGATIONS OWED TO US AND THAT WE WILL INCUR LOSSES AS A RESULT BECAUSE THE VALUE OF THE COLLATERAL THAT SECURES OUR LOANS MAY THEN BE LESS THAN THE DEBT OWED TO US PLUS OUR COSTS OF RECOVERY. FURTHER, IF BORROWERS DO NOT REPAY OUR LOANS OR WE REALIZE AMOUNTS THAT ARE LESS THAN THE AMOUNT OF THE INVESTMENT PLUS OUR COSTS, OUR INVESTMENT PORTFOLIO WILL REDUCE IN SIZE. IN ADDITION, IF A BORROWER DEFAULTS ON OUR LOAN AND WE TAKE ACTIONS RELATED TO THE COLLATERAL SECURING THAT LOAN, WE MAY BE DELAYED FOR AN EXTENDED PERIOD OF TIME ON CONVERTING THAT

COLLATERAL TO INVESTABLE CASH, WHICH WOULD IMPAIR OUR ABILITY TO REDEPLOY THAT CAPITAL AND GROW OUR PORTFOLIO.

FURTHERMORE, MEASURES TAKEN TO MITIGATE THE IMPACTS OF COVID-19 MAY HAVE LONG-TERM NEGATIVE EFFECTS ON THE U.S. AND WORLDWIDE FINANCIAL MARKETS AND ECONOMIES AND MAY CAUSE FURTHER ECONOMIC UNCERTAINTIES IN THE U.S. AND WORLDWIDE. IT IS DIFFICULT TO PREDICT HOW LONG THE FINANCIAL MARKETS AND ECONOMIC ACTIVITY WILL CONTINUE TO BE IMPACTED BY THESE EVENTS AND THE EFFECTS OF THESE OR SIMILAR EVENTS IN THE FUTURE ON THE U.S. ECONOMY AND FINANCIAL MARKETS. IN ADDITION TO BEING IMPACTED BY THESE EVENTS, OUR ABILITY TO PAY QUARTERLY COMMON SHARE DISTRIBUTIONS MAY ALSO BE IMPACTED BY A NUMBER OF OTHER FACTORS, INCLUDING THE EXTENT OF OUR LEVERAGE AND THE AMOUNT OF OUR EXPENSES. ADDITIONALLY, PERIODS OF ECONOMIC UNCERTAINTY MAY CONTINUE TO OCCUR IN RESPONSE TO THE PANDEMIC OR OTHER EVENTS OUTSIDE OF OUR CONTROL. THESE EVENTS HAVE HAD, AND MAY CONTINUE TO HAVE, A SIGNIFICANT NEGATIVE IMPACT ON OUR INCOME, OPERATING RESULTS AND ABILITY TO PAY DISTRIBUTIONS, AS WELL AS THE INCOME, OPERATING RESULTS AND VIABILITY OF BORROWERS TO WHOM WE LEND. THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO PAY DISTRIBUTIONS OF A PARTICULAR SIZE OR AT ALL.

OUR DISTRIBUTIONS AND DISTRIBUTION RATE ARE SET FROM TIME TO TIME BY OUR BOARD OF TRUSTEES. THE TIMING, AMOUNT AND FORM OF FUTURE DISTRIBUTIONS WILL BE DETERMINED AT THE DISCRETION OF OUR BOARD OF TRUSTEES AND WILL DEPEND UPON VARIOUS FACTORS THAT OUR BOARD OF TRUSTEES DEEMS RELEVANT, INCLUDING OUR HISTORICAL AND PROJECTED INCOME, OUR DISTRIBUTABLE EARNINGS, THE THEN-CURRENT AND EXPECTED NEEDS AND AVAILABILITY OF CASH TO PAY OUR OBLIGATIONS AND FUND OUR INVESTMENTS, DISTRIBUTIONS WHICH MAY BE REQUIRED TO BE PAID BY US TO MAINTAIN OUR QUALIFICATION FOR TAXATION AS A REIT, LIMITATIONS ON DISTRIBUTIONS CONTAINED IN OUR FINANCING ARRANGEMENTS AND OTHER FACTORS DEEMED RELEVANT BY OUR BOARD OF TRUSTEES IN ITS DISCRETION. ACCORDINGLY FUTURE DISTRIBUTION RATES MAY BE INCREASED OR DECREASED AND THERE IS NO ASSURANCE AS TO THE RATE AT WHICH FUTURE DISTRIBUTIONS WILL BE PAID.

YOU SHOULD NOT DRAW ANY CONCLUSIONS ABOUT OUR INVESTMENT PERFORMANCE FROM THE AMOUNT OF THESE DISTRIBUTIONS OR FROM THE TERMS OF OUR PREVIOUSLY EFFECTIVE MANAGED DISTRIBUTION PLAN, WHICH IS NO LONGER EFFECTIVE GIVEN THAT WE ARE NO LONGER REGISTERED AS AN INVESTMENT COMPANY. OUR TOTAL RETURN PERFORMANCE ON NET ASSET VALUE IS PRESENTED IN OUR FINANCIAL HIGHLIGHTS TABLE.

CONTINGENCIES RELATED TO LOANS THAT WE HAVE ENTERED INTO APPLICATIONS WITH BORROWERS FOR BUT HAVE NOT CLOSED MAY NOT BE SATISFIED AND THE CLOSING OF THE PENDING LOANS MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE.

IN ADDITION, WE BELIEVE THAT THE RISKS ASSOCIATED WITH OUR INVESTMENTS WILL INCREASE DURING PERIODS OF ECONOMIC SLOWDOWN OR RECESSION, ESPECIALLY IF THESE PERIODS ARE ACCOMPANIED BY DECLINING REAL ESTATE VALUES. CONSEQUENTLY, OUR INVESTMENT STRATEGY MAY BE ADVERSELY AFFECTED BY A PROLONGED ECONOMIC DOWNTURN OR RECESSION RELATED TO THE COVID-19 PANDEMIC WHERE DECLINING REAL ESTATE VALUES WOULD LIKELY REDUCE THE LEVEL OF NEW MORTGAGE AND OTHER REAL ESTATE RELATED LOAN ORIGINATIONS SINCE BORROWERS OFTEN USE THE APPRECIATION IN THE VALUE OF THEIR EXISTING PROPERTIES TO SUPPORT THE PURCHASE OF OR INVESTMENT IN ADDITIONAL PROPERTIES OR THE DEVELOPMENT OR REDEVELOPMENT OF THEIR EXISTING PROPERTIES. ANY SUSTAINED PERIOD OF INCREASED PAYMENT DELINQUENCIES, FORECLOSURES OR LOSSES RESULTING FROM THE IMPACT OF THE COVID-19 PANDEMIC WOULD ADVERSELY AFFECT OUR ABILITY TO ORIGINATE OR ACQUIRE LOANS, WHICH WOULD MATERIALLY AND ADVERSELY AFFECT OUR RESULTS OF OPERATIONS, FINANCIAL CONDITION, LIQUIDITY AND BUSINESS AND OUR ABILITY TO MAKE OR SUSTAIN DISTRIBUTIONS TO OUR SHAREHOLDERS.

FOR MORE INFORMATION ABOUT US PLEASE VISIT WWW.RMRMORTGAGETRUST.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SEC, WHICH ARE AVAILABLE AT WWW.SEC.GOV. OUR INTERNET ADDRESS IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR MORTGAGE TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE TRUST, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE TRUST. ALL PERSONS DEALING WITH THE TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR MORTGAGE TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR MORTGAGE TRUST.

To our shareholders,
This past year was one of transition for the Trust, as our business strategy changed from investing in common and preferred stock issued by real estate companies to a focus on originating and investing in first mortgage commercial real estate, or CRE, whole loans. We continue to believe this transition will have a positive impact on the sustainability and potential growth of our earnings and distribution rate over the long term.
On January 5, 2021, the Securities and Exchange Commission, or SEC, issued an order granting our request to deregister as an investment company under the Investment Company Act of 1940. This order enables us to proceed with full implementation of our new business mandate to operate as a commercial mortgage real estate investment trust, or REIT. As a commercial mortgage REIT, we will primarily originate first mortgage whole loans, generally between $10 million and $50 million, secured by middle market and transitional CRE.
To date, we have liquidated all our legacy investment securities, repaid and terminated our $88.0 million line of credit with BNP Paribas, redeemed all $16.7 million of our auction rate preferred shares, entered into a new master repurchase facility with UBS AG and have closed seven loans totaling $150.1 million in aggregate commitments.
Performance
For the year ended December 31, 2020, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 20.6%. The annualized distribution rate on our NAV at December 31, 2020, based on our annualized fourth quarter dividend, was 2.1%. Also, for the year ended December 31, 2020, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was negative 43.9%. The annualized distribution rate on the market price of our common shares at December 31, 2020, based on our annualized fourth quarter dividend, was 3.8%.
The total return for the Morgan Stanley REIT Index, or RMS Index, during the year ended December 31, 2020, was negative 7.6%. Our underperformance compared to the RMS Index during 2020 was primarily due to our overweight position in higher yielding REIT common and preferred securities in our investment portfolio compared to the RMS Index, and those securities appear to have been particularly negatively impacted by the significant REIT market sell off due to the COVID-19 pandemic.
Market Conditions in the Commercial Real Estate Debt Markets
The uncertainty surrounding the depth and duration of the economic downturn related to the COVID-19 pandemic resulted in a severe decline in overall CRE sales transaction volume over the first half of 2020 resulting in a reduction in CRE lending. We have since seen the CRE debt markets begin to rebound in the second half of 2020. With interest rates near zero percent, investors’ appetite for higher returns has resulted in a rebound for the Commercial Market Backed Securities, or CMBS, market. CMBS bond spreads have declined such that new issue AAA rated, investment grade bonds for conservatively underwritten loan pools with high quality collateral are expected to trade at credit spreads close to those seen prior to the pandemic. Lower rated tranches of CMBS bonds are still trading with wider yields than prior to the pandemic; however, overall volatility has subsided which we believe will have a positive impact on the alternative lending market. In addition, with a more stabilized secondary market for CMBS bonds, we believe that CRE-CLO issuance (the securitization of short-term, floating rate loans) will increase, and begin to restore much needed liquidity to those alternative lenders who need to recycle capital and free up warehouse lines of credit to facilitate new lending activity. Subject to a surge in new COVID-19 cases or other large-scale economic shutdown, we expect there will be a continued modest increase in CRE sales transaction volume thereby increasing demand for CRE whole loans.
As we enter 2021, we have a robust pipeline of commercial mortgage investment opportunities and look forward to continuing the investment momentum experienced at the end of 2020. In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2020 and financial position as of December 31, 2020. For additional information please visit rmrmortgagetrust.com.
Thank you for your continued support.
Sincerely,

/s/ Thomas J. Lorenzini
Thomas J. Lorenzini
President
February 23, 2021

* The internet address for the Trust is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.                                     6

RMR Mortgage Trust
Consolidated Portfolio of Investments – December 31, 2020

Location	Property Type	Committed Principal Amount	Coupon Rate	Origination Date	Maturity Date	Cost	Value
MORTGAGE LOANS HELD FOR INVESTMENT 47.6% (1)
Downers Grove, IL	Office	$30,000,000	LIBOR + 4.25%	09/25/2020	11/25/2023	$29,232,191	$29,232,191
Durham, NC	Lab	$21,500,000	LIBOR + 4.35%	12/17/2020	12/17/2023	13,280,799	13,280,799
Los Angeles, CA	Retail	$24,600,000	LIBOR + 4.25%	12/17/2020	12/17/2022	17,028,980	17,028,980
Aurora, IL	Office	$16,500,000	LIBOR + 4.35%	12/18/2020	12/18/2023	14,539,736	14,539,736
Berkeley, CA	Lab	$19,120,000	LIBOR + 4.35%	12/30/2020	12/30/2023	17,797,263	17,797,263
Total Mortgage Loans - 47.6%						$91,878,969	91,878,969
Other assets less liabilities - 52.4% (2)							101,015,319
Net Assets attributable to common shareholders – 100.0%							$192,894,288

(1)The mortgage loans we invest in are not registered under the securities laws. These mortgage loans are valued using Level III inputs as defined in the fair value hierarchy under generally accepted accounting principles, or GAAP.
(2)Please refer to our Consolidated Statement of Assets and Liabilities for further information on these amounts.

See notes to financial statements and notes to portfolio of investments                              7

RMR Mortgage Trust
Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
December 31, 2020

Assets
Cash and cash equivalents	$103,313,544
Loans held for investment (cost $91,878,969)	91,878,969
Restricted cash	250,000
Dividends and interest receivable	138,832
Prepaid expenses	345,145
Other assets	128,732
Total assets	196,055,222
Liabilities
Accrued income taxes	2,386,000
Accrued expenses and other liabilities	490,480
Advisory fee payable	140,860
Deferred revenue	82,238
Compliance and internal audit costs payable	31,413
Administrative fee payable	29,943
Total liabilities	3,160,934
Net assets attributable to common shares	$192,894,288
Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	192,884,086
Net assets attributable to common shares	$192,894,288
Common shares outstanding	10,202,009
Net asset value per share attributable to common shares	$18.91
See notes to consolidated financial statements.
                                                 8

RMR Mortgage Trust
Consolidated Financial Statements - continued

Consolidated Statement of Operations
For the
Year Ended
December 31, 2020

Investment Income
Dividend income	$6,803,613
Interest income from mortgage loan investments	563,655
Other income	352,991
Total investment income	7,720,259
Expenses
Advisory	2,363,603
Legal	361,411
Compliance and internal audit	144,543
Shareholder reporting	110,246
Custodian	86,257
Administrative	76,757
Preferred share remarketing and auction fees	65,458
Trustees' fees and expenses	55,347
Audit	49,134
Other	424,403
Total expenses before interest expense	3,737,159
Interest expense	1,207,561
Total expenses	4,944,720
Net investment income	2,775,539
Realized and change in unrealized gain (loss) on investments
Net realized gain on investments before taxes	13,207,592
Income tax expense	(2,386,000)
Net realized gain on investments after taxes	10,821,592
Net change in unrealized losses on investments	(69,278,340)
Net realized and change in unrealized losses on investments after taxes	(58,456,748)
Net decrease in net assets before preferred distributions resulting from operations	(55,681,209)
Distributions to preferred shareholders from net investment income	(322,917)
Net decrease in net assets attributable to common shares resulting from operations	$(56,004,126)

See notes to consolidated financial statements.

                                                 9

RMR Mortgage Trust
Consolidated Financial Statements - continued

Consolidated Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (decrease) in net assets resulting from operations
Net investment income	$2,775,539	$4,896,213
Net realized gain on investments after taxes	10,821,592	4,292,510
Net change in unrealized gains (losses) on investments	(69,278,340)	61,744,128
Distributions to preferred shareholders	(322,917)	(639,400)
Net increase (decrease) in net assets attributable to common shares resulting from operations	(56,004,126)	70,293,451
Distributions to common shareholders from:
Distributable earnings	(6,427,266)	(8,334,106)
Return of capital	—	(5,132,546)
Total distributions to common shareholders	(6,427,266)	(13,466,652)
Capital shares transactions
Redemption of auction rate preferred shares	(16,675,000)	—
Net decrease in capital share transactions	(16,675,000)	—
Liquidation preference of preferred shares repurchased	16,675,000	—
Total increase (decrease) in net assets attributable to common shares	(62,431,392)	56,826,799
Net assets attributable to common shares
Beginning of year	255,325,680	198,498,881
End of year	$192,894,288	$255,325,680
Common shares issued and repurchased
Shares outstanding, beginning of year	10,202,009	10,202,009
Shares outstanding, end of year	10,202,009	10,202,009

See notes to consolidated financial statements.

                                                 10

RMR Mortgage Trust
Consolidated Financial Statements - continued

Consolidated Statement of Cash Flows
Year Ended
December 31, 2020
Cash flows from operating activities
Net decrease in net assets before preferred distributions resulting from operations	$(55,681,209)
Adjustments to reconcile net decrease in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Origination of loans held for investment	(91,878,969)
Purchases of long term investments	(10,077,968)
Proceeds from sales of long term investments	302,797,118
Net (purchases)\ and sales of short term investments	4,476,850
Decrease in payable for securities purchased	(9,832)
Changes in assets and liabilities:
Decrease in dividends and interest receivable and other assets	2,436,359
Increase in accrued income taxes	2,386,000
Increase in accrued expenses and other liabilities	430,012
Increase in prepaid expenses	(296,775)
Decrease in advisory fee payable	(118,012)
Decrease in interest payable	(212,232)
Decrease in compliance and internal audit costs payable	(5,934)
Increase in administrative fee payable	2,272
Net change in unrealized losses on investments	69,278,340
Net realized gain on investments and foreign currency transactions	(13,207,592)
Cash provided by operating activities	210,318,428
Cash flows from financing activities
Distributions paid to preferred shareholders	(322,917)
Distributions paid to common shareholders	(6,427,266)
Repayment of revolving credit facility	(88,000,000)
Redemption of Auction Preferred Shares	(16,675,000)
Cash used in financing activities	(111,425,183)
Increase in cash and cash equivalents	98,893,245
Cash and cash equivalents at beginning of year	4,670,299
Cash and cash equivalents and restricted cash at end of year	$103,563,544

Cash and cash equivalents and restricted cash at end of year
Cash and cash equivalents	$103,313,544
Restricted cash	250,000
Cash and cash equivalents and restricted cash at end of year	$103,563,544

Supplemental cash flow information:
Cash paid for interest and fees on borrowings	$1,419,793

See notes to consolidated financial statements.

                                                 11

RMR Mortgage Trust
Consolidated Financial Highlights

Consolidated Selected Data For A Common Share Outstanding Throughout Each Year Presented
	For the Year Ended December 31,
	2020	2019	2018	2017		2016
Per Common Share Operating Performance (a)
Net asset value, beginning of year	$25.03	$19.46	$23.28	$25.54		$23.53
Income from Investment Operations
Net investment income (b)	0.27	0.48	0.68	0.67		0.69
Net realized and unrealized gain (loss) on investments	(5.73)	6.47	(3.12)	0.29		2.68
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.01)	(0.04)	(0.04)	(0.03)		(0.04)
Net realized gains on investment	(0.02)	(0.02)	(0.02)	(0.02)		—
Net increase (decrease) in net asset value from operations	(5.49)	6.89	(2.50)	0.91		3.33
Less: Distributions to common shareholders from:
Net investment income	(0.23)	(0.51)	(0.64)	(0.84)		(1.32)
Net realized gains on investment	(0.40)	(0.33)	(0.28)	(0.48)		—
Return of capital	—	(0.48)	(0.40)	—		—
Dilutive effect of rights offering	—	—	—	(1.85)	(c)	—
Net asset value, end of year	$18.91	$25.03	$19.46	$23.28		$25.54
Market price, beginning of year	$20.20	$15.07	$19.09	$20.46		$19.28
Market price, end of year	$10.56	$20.20	$15.07	$19.09		$20.46
Total Return
Total investment return based on:
Market price (d)	(43.89)%	43.41%	(14.72)%	(0.46)%		13.25%
Net asset value (d)	(20.58)%	35.81%	(11.06)%	(3.89)%		14.32%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	1.49%	2.01%	3.14%	2.67%		2.76%
Total preferred share distributions	0.17%	0.26%	0.26%	0.21%		0.17%
Net investment income, net of preferred share distributions (b)	1.32%	1.75%	2.88%	2.46%		2.59%
Expenses	2.65%	2.86%	3.14%	2.62%	(e)	2.28%
Portfolio turnover rate	40.75%	6.60%	21.59%	13.89%		10.48%
Net assets attributable to common shares	$192,894,288	$255,325,680	$198,498,881	$237,464,973		$195,435,521
Borrowings on revolving credit facility (f)	$—	$88,000,000	$88,000,000	$88,000,000		$60,000,000
Asset coverage ratio of borrowings (g)	N.A.	409%	345%	389%		454%
Liquidation preference of outstanding preferred shares (h)	$—	$16,675,000	$16,675,000	$16,675,000		$16,675,000
Asset coverage ratio of preferred shares (h) (i)	N.A.	1,631%	1,290%	1,524%		1,272%
Asset coverage ratio of borrowings and preferred shares (h) (j)	N.A.	344%	290%	327%		355%
                                                 12

(a)	Based on weighted average shares outstanding.
(b)	As discussed in Note A(7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(c)	Represents the impact of our rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)	Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.
(e)	We incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to us by RMR Advisors LLC. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45%.
(f)	All of our borrowings under our revolving credit facility were repaid in November 2020. Please refer to Note F for further information.
(g)	Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)	All of our issued and outstanding auction rate preferred shares were redeemed at par value of $16,675,000 plus accrued but unpaid dividends during November 2020. Please refer to Note D for further information.
(i)	Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(j)	Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.
See notes to consolidated financial statements.

                                                 13

RMR Mortgage Trust
Notes to Consolidated Financial Statements

Note A

1. Organization

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund), or we, us, our, or the Trust, was organized as a Delaware statutory trust on December 17, 2008, and was registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At our annual meeting on April 13, 2017, our shareholders approved the redomestication of the Trust from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and we then became and continue to be a Maryland statutory trust.
On April 16, 2020, our shareholders approved a change in business from a registered investment company that makes equity investments in real estate companies to a real estate investment trust, or REIT, engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate. Our fundamental investment objectives of earning and paying a high level of current income to common shareholders, with capital appreciation as a secondary objective, have been replaced with a non-fundamental primary objective to balance capital preservation with generating attractive risk adjusted returns. Our shareholders also amended our fundamental investment restrictions to permit us to engage in our new business while awaiting deregistration as an investment company and approved our return to non-diversified status under the 1940 Act. On January 5, 2021, the SEC issued an order granting our request to deregister as an investment company under the 1940 Act.
We sold all our legacy portfolio assets in 2020 and during 2020 began originating and investing in commercial mortgage loans within our new investment scope.
2. Basis of Presentation
These consolidated financial statements includes the accounts of us and our subsidiaries, RMRM RTP Lender LLC and RMTG Lender LLC, all of which are 100% owned directly by us. All intercompany transactions and balances with or among our consolidated subsidiaries have been eliminated.
For the year ended December 31, 2020, we are an investment company in accordance with the FASB Accounting Standards Codification (ASC) 946, Financial Services - Investment Companies, for the purposes of financial reporting. We will apply accounting and reporting guidance for REITs beginning in 2021.
Preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that may affect the amounts reported in our financial statements and related notes. Our actual results could differ from these estimates.
                                                 14

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
3. Portfolio Valuation

As of December 31, 2020, our portfolio primarily consisted of mortgage loans and cash. Our mortgage loans held for investment are carried at their fair values. Please see Note 4 Fair Value Measurements for further information on these investments. Investments in open end mutual funds are valued at the closing NAV on the valuation date.

As of December 31, 2020 we held $21,441,093 shares in State Street Institutional U.S. Government Money Market Fund valued at $21,441,093. This amount in included with other cash balances in the Statement of Assets and Liabilities and are considered Level 1 assets for fair value measurements (see Note 4).

4. Fair Value Measurements

We estimate the fair values of our loans held for investment using Level III inputs, including discounted cash flow analyses and currently prevailing market terms as of the measurement date, determined by significant unobservable market inputs, which include holding periods, discount rates based on loan to value, or LTV, property types and loan pricing expectations which are corroborated by a comparison with other market participants to determine the appropriate market spread to add to the one month LIBOR (Level III inputs as defined in the fair value hierarchy under GAAP). As of December 31, 2020, the fair value of the mortgage loans approximated their historical cost.

We report the value of our investments at their fair value. Fair value is defined as the price that we would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing investments, we use observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

    •    Level 1 – unadjusted quoted prices in active markets for identical investments.

•    Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

•    Level 3 – significant unobservable inputs (including our own assumptions in determining the fair value of investments).

Legacy Portfolio Assets

We use broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor’s Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, we believe that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, we fair value those foreign securities. In such circumstances, we report holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security’s local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security’s reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. We recognize interperiod transfers between the input levels as of the end of the period.

                                                 15

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
Mortgage Loans Held for Investment

Our loans are classified as held for investment based upon our intent and ability to hold them until maturity. We evaluate each of our loans for impairment at least quarterly by assessing a variety of risk factors in relation to each loan and assigning a risk rating to each loan based on those factors. Factors considered in these evaluations include, but are not limited to, property type, geographic and local market dynamics, physical condition, leasing and tenant profile, projected cash flow, risk of loss, current LTV, debt yield, collateral performance, structure, exit plan and sponsorship. Loans are rated “1” (lower risk) through “5” (impaired/loss likely) as defined below:

"1" lower risk—Criteria reflects a sponsor having a strong financial condition and low credit risk and our evaluation of management's experience; collateral performance exceeding performance metrics included in the business plan or credit underwriting; and the property demonstrating stabilized occupancy and/or market rates, resulting in strong current cash flow and net operating income and/or having a very low LTV.

"2" average risk—Criteria reflects a sponsor having a stable financial condition and our evaluation of management's experience; collateral performance meeting or exceeding substantially all performance metrics included in the business plan or credit underwriting; and the property demonstrating improved occupancy at market rents, resulting in sufficient current cash flow and/or having a low LTV.

"3" acceptable risk—Criteria reflects a sponsor having a history of repaying loans at maturity and meeting its credit obligations and our evaluation of management's experience; collateral performance expected to meet performance metrics included in the business plan or credit underwriting; and the property having a moderate LTV. New loans and loans with a limited history will typically be assigned this rating and will be adjusted to other levels from time to time as appropriate.

"4" higher risk—Criteria reflects a sponsor having a history of unresolved missed or late payments, maturity extensions and difficulty timely fulfilling its credit obligations and our evaluation of management's experience; collateral performance failing to meet the business plan or credit underwriting; the existence of a risk of default possibly leading to a loss and/or potential weaknesses that deserve management’s attention; and/or the property having a high LTV.

"5" impaired/loss likely—Criteria reflects a very high risk of realizing a principal loss or having incurred a principal loss; a sponsor having a history of default payments, trouble fulfilling its credit obligations, deeds in lieu of foreclosures, and/or bankruptcies; collateral performance is significantly worse than performance metrics included in the business plan; loan covenants or performance milestones having been breached or not attained; timely exit via sale or refinancing being uncertain; and/or the property having a very high LTV.

We evaluate each of our loans for impairment at least quarterly by assessing a variety of risk factors in relation to each loan and assigning a risk rating to each loan based on those factors. The following table allocates the carrying value of our loan portfolio at December 31, 2020 based on our internal risk rating policy:

December 31, 2020
Risk Rating	Number of Loans	Carrying Value
1	—	$—
2	—	—
3	5	91,878,969
4	—	—
5	—	—
	5	$91,878,969

The weighted average risk rating of our loans by carrying value was 3.0 as of December 31, 2020. We did not have any impaired loans or nonaccrual loans as of December 31, 2020. As of December 31, 2020, and February 22, 2021, all of our borrowers had paid all of their debt service obligations owed and due to us and none of the loans included in our investment portfolio were in default.

                                                 16

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
The following table provides a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Mortgage Loan Characterized as Level 3
Balance, as of December 31, 2019	$—
Loan originations (Level 3)	91,878,969
Balance, as of December 31, 2020	$91,878,969
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2020	$—

At December 31, 2020, there were no Level 3 fair value measurements utilizing significant inputs determined by management. We recognize interperiod transfers between the input levels as of the end of the period. There were no transfers of financial assets or liabilities within the fair value hierarchy during the year ended December 31, 2020.

5. Investment Transactions and Investment Income

We record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. We use the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions. The difference between cost and fair value of for investments we continue to hold is reflected as unrealized gain (loss), and any change in that amount from a prior period is reflected in the accompanying consolidated statement of operations.
Interest income related to our first mortgage whole loans secured by CRE will generally be accrued based on the coupon rates applied to the outstanding principal balance of such loans. Fees, premiums and discounts, if any, will be amortized or accreted into interest income over the remaining lives of the loans using the effective interest method, as adjusted for any prepayments. If a loan's interest or principal payments are not paid when due and there is uncertainty that such payments will be collected, the loan may be categorized as non-accrual and no interest will be recorded unless it is collected. When all overdue payments are collected and, in our judgment, a loan is likely to remain current, it may be re-categorized as accrual.

6. Taxes

We have adopted the provisions of the Topic of the FASB Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. We recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. At December 31, 2020, we did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service.

We have elected to retain realized capital gains and designate such gains as a distribution to shareholders in accordance with section 852(b)(3)(D) of the Internal Revenue Code, or IRC, and we have recorded a $2,386,000 provision for income taxes for the year ended December 31, 2020. The amount of undistributed capital gains was $7,997,377 for the year ended December 31, 2020. The aggregate cost of investments that generated these undistributed gains for U.S. federal income tax purposes was $334,389,280. Current income tax expense as shown on our consolidated statement of operations is comprised of as described in the table below:

                                                 17

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Year ended
December 31, 2020
Income tax expense
Federal	$1,746,210
State	639,790
Total	$2,386,000

On January 5, 2021, the SEC issued an order deregistering us as an investment company. We elected to be taxed as a REIT beginning with the 2020 tax year. Our REIT election, assuming continuing compliance with the then applicable qualification tests, will continue in effect for subsequent taxable years. Although we cannot be sure, beginning with our taxable year for which we make our election to be taxed as a REIT, we expect that we will be organized and will operate in a manner that will allow us to so qualify, and we expect that we will continue to be so organized and to so operate in subsequent taxable years. Accordingly, we generally will not be subject to U.S. federal income tax provided that we meet certain distribution and other requirements. We are subject to certain state and local taxes, certain of which amounts are or will be reported as income taxes in our consolidated statements of operations.

7. Distributable Earnings

We earn income, net of expenses on our investments. On February 22, 2019, we, acting pursuant to an SEC exemptive order and with the approval of our Board of Trustees adopted a managed distribution plan, consistent with our investment objectives and policies, allowing us to include long term capital gains, where applicable, as part of a regular fixed quarterly distribution to our shareholders that is intended to distribute an amount consistent with our total returns in relation to NAV over time, or the Managed Distribution Plan. Distributions following our deregistration as an investment company are no longer subject to our Managed Distribution Plan, which ceased to be effective as of that time. Consistent with the Managed Distribution Plan (when effective) and our currently effective distribution policy, our distributions to common shareholders may consist of ordinary income (net investment income and short term capital gains), a portion of the estimated realized long term capital gains or return of capital, which is not taxable. To the extent net realized capital gains, if any, can be offset by capital loss carry forwards, it is our policy not to distribute such gains.

During the year ended December 31, 2020, we had substantial investments in REITs, which are generally not subject to U.S. federal income taxes. Distributions that we receive from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to us. We have excluded from our investment income the portions of the distributions received from REITs classified by those REITs as capital gain income or return of capital. We have included in our "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. We credited "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. In addition, if we use capital loss carryforwards to offset capital gains, a portion of our distribution to common shareholders may be classified as ordinary income for U.S. federal income tax purposes. Further, our distributions to common shareholders for the years ended December 31, 2020 and 2019 did not exceed the aggregate of the cash distributions we received from our investments and capital gains as a result of trading activities less our expenses and distributions to preferred shareholders. The classifications of distributions received from our investments were as follows:

	Year ended	Year ended
	December 31, 2020	December 31, 2019
Ordinary income (1)	$7,720,259	$11,845,727
Capital gain income (2)	1,926,594	2,273,809
Return of capital (3)	2,997,332	4,989,497
	$12,644,185	$19,109,033

(1) Reported as investment income in our Consolidated Statement of Operations.
(2) Included in net realized gain on investments, net of tax, in our Consolidated Statement of Operations.
(3) Included in net change in unrealized gain on investments in our Consolidated Statement of Operations.

Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes.
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RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020

The tax character of distributions during the years ended December 31, 2020 and December 31, 2019 were as follows:

	Year ended	Year ended
	December 31, 2020	December 31, 2019
Ordinary income	$1,786,150	$5,431,697
Long term capital gains	4,964,033	3,541,809
Return of capital	—	5,132,546
	$6,750,183	$14,106,052

As of December 31, 2020, the components of distributable earnings on a U.S. federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	$7,997,377
Net unrealized gain (loss)	$—

Capital losses generated are carried forward indefinitely, and retain the character of the original loss. Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years where applicable.

During the year ended December 31, 2020, we utilized net capital loss carryforwards of $209,830. At December 31, 2020, our accumulated capital loss carryovers that can be used to offset future realized long term capital gains were $1,140,262.

8. Concentration, Interest Rate and Illiquidity Risk

As of December 31, 2020, our investments were concentrated in income producing debt securities, primarily first mortgage whole loans secured by middle market and transitional CRE. All our loans held were made in U.S. dollars and earn interest at floating rates based on London Interbank Offer Rate, or LIBOR, plus a premium. Accordingly, we are exposed to interest rate risk for changes in U.S. dollar based short-term rates, specifically LIBOR. As LIBOR decreases, our risk is partially mitigated by interest rate floor provisions in our loan agreements with borrowers. In addition, upon repayment from our borrowers we are vulnerable to decreases in interest rate premiums due to market conditions at the time any such repayment proceeds are reinvested.

LIBOR is currently expected to be phased out for new contracts by December 31, 2021 and for pre-existing contracts by June 30, 2023. We currently expect that the determination of interest under our loan agreements with our borrowers would be revised as provided under the agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under our agreements would approximate the current calculation in accordance with LIBOR.

Our mortgage loans are considered illiquid securities for which no secondary market is readily available. The lack of liquidity of these investments may make it difficult to sell such investments if the need or desire arises. If we are required to liquidate all or a portion of our portfolio quickly, we may incur losses.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

We had an investment advisory agreement with RMR Advisors LLC, or RMR Advisors, to provide us with a continuous investment program, to make day to day investment decisions and to generally manage our business affairs in accordance with our investment objectives and policies. This agreement was terminated on January 5, 2021 in connection with our deregistration as an investment company. Pursuant to this agreement, RMR Advisors was compensated at an annual rate of 0.85% of our average daily managed assets. Managed assets means our total assets less liabilities other than any indebtedness
                                                 19

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
entered into for purposes of leverage. Thus, for purposes of calculating managed assets, our revolving credit facility and the liquidation preference of our preferred shares were not considered a liability and they were considered indebtedness entered into for purposes of leverage. We incurred advisory fees of $2,363,603 for the year ended December 31, 2020. On January 5, 2021, we terminated this investment advisory agreement and entered into a management agreement, or Management Agreement, with Tremont Realty Advisors LLC, or our Manager, effective January 5, 2021, or the Effective Date, to manage our day-to-day operations, subject to the oversight and direction of our Board of Trustees.

Under the terms of the Management Agreement:

1.Base Management Fee: We are required to pay our Manager an annual base management fee equal to 1.5% of our equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the Management Agreement, “equity” means (a) the sum of (i) our net asset value as of the Effective Date, plus (ii) the net proceeds received by us from any future sale or issuance of our shares of beneficial interest, plus (iii) our cumulative core earnings (as defined below) for the period commencing on the Effective Date to the end of the applicable most recent completed calendar quarter, less (b) (i) any distributions previously paid to holders of our common shares, (ii) any incentive fee previously paid to our Manager and (iii) any amount that we may have paid to repurchase our common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

2.Incentive Fee: Starting in the calendar quarter ending March 31, 2021, we are required to pay our Manager quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) our core earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) our equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to our Manager with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless our core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from the Effective Date) in the aggregate is greater than zero. The incentive fee may not be less than zero.

3.Termination Fee. In the event the Management Agreement is terminated by us without a cause event or by our Manager for a material breach, we will be required to pay our Manager a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to our Manager during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by our Manager during the period from the Effective Date through the most recently completed calendar quarter prior to the termination date, plus (b) $1,600,000. No termination fee will be payable if the Management Agreement is terminated by us for a cause event or by our Manager without our material breach.

4.Expense Reimbursement. Our Manager will be responsible for the costs of our Manager's employees who provide services to us, including the cost of our Manager’s personnel who originate our loans, unless any such payment or reimbursement is specifically approved by a majority of our Independent Trustees (as defined under our governing documents) or is a shared services cost. We are required to pay or to reimburse our Manager and its affiliates for all other costs and expenses of our operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to our investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the management agreement to be borne by our Manager. Some of these overhead, professional and other services will be provided by The RMR Group LLC, or RMR LLC, pursuant to a shared services agreement between our Manager and RMR LLC. In addition, we will also pay our pro rata portion of internal audit costs incurred by RMR LLC on our behalf and on behalf of other public companies to which RMR LLC or its affiliates provides management services.

5.Term and Termination. The initial term of the Management Agreement ends on December 31, 2023, and the agreement will automatically renew for successive one year terms beginning January 1, 2024 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date
                                                 20

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
by the affirmative vote of at least two thirds (2/3) of our Independent Trustees based upon a determination that (a) our Managers' performance is unsatisfactory and materially detrimental to us or (b) the base management fee and incentive fee, taken as a whole, payable to our Manager under the Management Agreement are not fair to us (provided that, in the instance of (b), our Manager will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The Management Agreement may be terminated by our Manager before each annual renewal upon written notice delivered to our Board of Trustees no later than 180 days prior to an annual renewal date.

Our Manager may also terminate the Management Agreement if we become required to register as an investment company under the 1940 Act, with such termination deemed to occur immediately before such event. In addition, our Manager may terminate the Management Agreement upon 60 days’ written notice for a material breach by us, as defined in the Management Agreement, which includes if we default in the performance or observance of any material term, condition or covenant contained in the Management Agreement, the consequence of which was materially adverse to our Manager and which did not result from and was not attributable to any action, or failure to act, of our Manager and the default continues for a period of 30 days after written notice to us requesting that the default be remedied within that period, we materially reduce our Managers’ duties and responsibilities or scope of its authority under the Management Agreement or we cease or take steps to cease to conduct the business of originating or investing in commercial real estate loans.

6.Other Provisions. We have agreed to indemnify our Manager and its affiliates, including RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of such party with respect to the provision of services to us, except to the extent such provision of services was in bad faith or was grossly negligent. In addition, the Management Agreement provides that any disputes, as defined in the agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

For purposes of the calculation of base management fees and incentive fees payable to our Manager under the Management Agreement, “core earnings” is defined as net income (or loss) attributable to common shareholders computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by our Manager; (b) depreciation and amortization (if any); (c) non cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non cash income or expense items (in each case after discussions between our Manager and our Independent Trustees and approved by a majority of such Independent Trustees). Pursuant to the terms of the Management Agreement, the exclusion of depreciation and amortization from the calculation of core earnings shall only apply to owned real estate. Our shares of beneficial interest that are entitled to a specific periodic distribution or have other debt characteristics will not be included in equity for the purpose of calculating incentive fees payable to our Manager. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from core earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from core earnings. Equity and core earnings as defined in the Management Agreement are non-GAAP financial measures and may be different than our shareholders’ equity and net income calculated according to GAAP.

Until January 6, 2021, RMR Advisors also performed administrative functions for us pursuant to an administration agreement with us. RMR Advisors also entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for us. Under the administration agreement, RMR Advisors was entitled to reimbursement of the cost of providing administrative services. We paid RMR Advisors $76,757 for subadministrative fees charged by State Street for the year ended December 31, 2020. On January 6, 2021, RMR Advisors merged with and into our Manager, with our Manager being the surviving entity. Our Manager has assumed the administration agreement with us and the subadministration agreement with State Street.

Each trustee who is not a director, officer or employee of Tremont Realty Advisors, and who is not an "interested person" of us, as defined under the 1940 Act, for the year ended December 31, 2020 is considered to be a "disinterested trustee". We pay cash compensation to our disinterested trustees, consisting primarily of an annual retainer. We incurred trustee fees and expenses of $55,347 for the year ended December 31, 2020.

                                                 21

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020
Our Board of Trustees, and separately the disinterested trustees, has authorized us to make payments to RMR Advisors and, commencing January 5, 2021, our Manager for costs, related to our compliance and internal audit programs. We incurred compliance and internal audit expenses of $144,543, which includes our allocated portion for compliance and internal audit related costs for the year ended December 31, 2020.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2020, were as follows:

		Brokerage
Purchases(1)	Sales(1)	Commissions
$10,077,968	$302,797,118	$181,145
______________________________

(1)
Includes the cost of brokerage commissions we paid for purchases and sales of securities of $2,039 and $179,106 respectively. These amounts are recorded as the cost of security for purchases and reduced from net proceeds while recording sales.

Note D

Preferred Shares
In November 2020, we redeemed all 667 of our issued and outstanding auction rate preferred shares (64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction rate preferred shares) for a total liquidation preference of $16,675,000, plus accrued and unpaid dividends.

Note E

Capital Share Transactions

As of December 31, 2020, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. The Trust had no capital stock transactions during the year ended December 31, 2020.

Note F

Revolving Credit Facility

In November 2020, we repaid all outstanding amounts and terminated our $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd., or PBL. During 2020, the average outstanding daily balance under the Facility was $86,673,780 at a weighted average borrowing cost of 1.51%. The Facility with PBL permitted, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by us up to the amount of the loan balance outstanding. We received dividends and interest on these rehypothecated securities. We received a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. During the year ended December 31, 2020, we earned $41,814 in fees from rehypothecated securities, which we recorded as other income in our Consolidated Statement of Operations under other income.

Note G

Subsequent Events

In January 2021, we closed a first mortgage bridge loan of $10,900,000 to finance the acquisition of a nine story multi-tenant office building with 83,000 square feet located in Miami, Florida. This loan requires the borrower to pay interest at per annum floating rate of LIBOR plus a premium of 450 basis points. This floating rate loan was fully funded at closing and has a two year term with two one-year extension options, subject to the borrower meeting certain conditions.
                                                 22

RMR Mortgage Trust
Notes to Consolidated Financial Statements (continued)
December 31, 2020

In January 2021, we closed a first mortgage bridge loan of $54,575,000 to refinance two manufactured housing communities comprised of 1,200 home sites located in Cleveland and Olmsted Falls, Ohio. This loan requires the borrower to pay interest at per annum floating rate of LIBOR plus a premium of 400 basis points. This floating rate loan includes an initial funding of $44,615,000 and a future funding allowance of $9,960,000 for capital improvements to further enhance these communities and has a three year term with two one-year extension options, subject to the borrower meeting certain conditions.

We entered into a master repurchase agreement, with UBS AG, or UBS, on February 18, 2021, or the Master Repurchase Agreement. Under the Master Repurchase Agreement, UBS will purchase the mortgage loans and advance up to 75% of the lesser of the market value of the mortgage asset or the unpaid principal balance of such mortgage asset, subject to UBS’s approval. In connection with our Master Repurchase Agreement, we entered into a guaranty, or the Guaranty, which requires us to guarantee 25% of the aggregate repurchase price, and 100% of losses in the event of certain bad acts as well any costs and expenses of UBS related to our Master Repurchase Agreement. The Guaranty also requires us to comply with customary financial covenants, which include the maintenance of a minimum tangible net worth, minimum cash liquidity and a total indebtedness to stockholders equity ratio. These maintenance provisions provide UBS with the right, in certain circumstances related to a credit event, as defined in our Master Repurchase Agreement, to re-determine the market value of purchased assets. Where a decline in the market value of purchased assets has resulted in a margin deficit, UBS may require us to eliminate such margin deficit through a combination of purchased asset repurchases and cash transfers to UBS, subject to UBS's approval.
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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of RMR Mortgage Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of statement of assets and liabilities of RMR Mortgage Trust and its subsidiaries (the Trust), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2017 and December 31, 2016, for the Trust were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2018.

Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and investments owned as of December 31, 2020, by correspondence with the custodian and borrowers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more RMR investment companies since 2018.
Boston, Massachusetts
February 24, 2021

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Privacy Notice

The Trust's previous privacy policy was terminated in connection with its transition to operating as a commercial mortgage REIT. The following information relates to the Trust's privacy notice that was in effect prior to the Trust's deregistration as an investment company under the 1940 Act. The Trust's current privacy notice, which is applicable to RMR LLC and its affiliated entities and the REITs for which RMR LLC serves as manager is available on the Trust's website at http://www.rmrmortgagetrust.com.

We recognize and respect the privacy of our prospective, current, inactive and former shareholders, including you, and take precautions to maintain the privacy of your nonpublic personal information. This notice is provided to help you understand your personal information to which we may have access, how we protect that information and under certain circumstances we share that information with select parties.

What information is collected?

Our transfer agent may collect nonpublic personal information about you and your financial transactions with us. This information may be collected on an application form for registering your shares directly with our transfer agent, or in the course of your dealing with our transfer agent, and information collected could include, for example, and without limitation, your social security number, account balance, bank account information, purchase history and transaction history. The privacy policy of our transfer agent governs how your nonpublic personal information collected by such transfer agent may be shared by such transfer agent. In the course of our business, we may also have access to the information such transfer agent has about you and the transactions you conduct through such transfer agent. We do not directly collect nonpublic personal information about you.

From what sources is this information collected?

Our transfer agent could collect nonpublic personal information about you from different sources, including, without limitation, the following:

•Information received from you or, if applicable, your financial intermediary, on applications, forms or other documents;
•Information about your transactions with us, our affiliates or other third parties such as our service providers; and
•Information received from consumer reporting agencies (including credit bureaus).

We may have access to your nonpublic personal information collected by our transfer agent.

How do we share your information?

We do not sell your name or other information about you to anyone, nor do we share your information with affiliates and other third parties for marketing purposes. We do not disclose nonpublic personal information about our shareholders except to our affiliates and certain service providers, such as our subadministrator, transfer agent, attorneys, investment subadvisors and other financial or non financial service providers, for our business purposes or as permitted by law. We may disclose your nonpublic personal information:

•To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.
•When you direct us to do so or consent to the disclosure (unless and until you revoke your direction or consent).
•To approve or maintain your account.
•To process transactions related to your investment in us.
•To administer the Trust and process our transactions.
•To protect against actual or potential fraud, unauthorized transactions, claims or other liability.
•To report to consumer reporting agencies and credit bureaus.
•In connection with disputes or litigation between us.

How do we protect your information?

We conduct our business through officers and third parties that provide services pursuant to agreements with us (for example, the service providers described above). We do not have any employees. We restrict access to your nonpublic
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personal information to those persons who need to know that information in order to provide services to you or us. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, we will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

What if I am a customer of a financial intermediary and hold my Trust und shares through a financial intermediary?

Please note that if you hold our shares through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.
Proxy Voting Policies and Procedures
A description of the policies and procedures that were used to vote proxies relating to our prior legacy portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to our annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission, or the Commission, at http://www.sec.gov. Information regarding how we voted proxies relating to our portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Trust’s Form N-PX.
Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters
We are committed to complying with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with any member(s) of our Board of Trustees may do so by writing to the Board member(s) for whom the communication is intended, care of Secretary, RMR Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrmortgagetrust.com. The communications will then be delivered to the appropriate Board member(s).
Portfolio Holdings Reports
We filed our complete schedule of portfolio holdings with the SEC quarterly on Form N-PORT, which is available on the SEC website at http://www.sec.gov. Our Form N-PORT may also be reviewed on the SEC's website at http://www.sec.gov. We provide additional data on our website at http://www.rmrmortgagetrust.com.
Certifications

Our principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Trust’s Form N-CSR are available on the Commission’s website at http://www.sec.gov.

Investment Objective and Policies
On April 16, 2020, our shareholders approved a change in business from a registered investment company that makes equity investments in real estate companies to a REIT, engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate. Our previous fundamental investment objective of earning and paying a high level of current income to common shareholders and secondary investment objective of capital appreciation have been replaced with a non-fundamental primary objective to balance capital preservation with generating attractive risk adjusted returns. Our shareholders also amended our fundamental investment restrictions to permit us to engage in our new business while awaiting deregistration as an investment company and approved our return to non-diversified status under the 1940 Act.
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The SEC issued a deregistration order on January 5, 2021 and we are no longer an investment company under the 1940 Act as a result. We have sold all our legacy portfolio assets and commenced investments in commercial mortgage debt within our new investment scope.
The following investment objective and policies reflect our investment objective and policies as modified pursuant to shareholder approval on April 16, 2020. The following information is a summary of the changes approved by shareholders. This information may not reflect all of the changes that have occurred since you purchased our shares. Additional detail regarding these changes is available in our definitive proxy statement filed on February 21, 2020.
We will seek to achieve our objective by primarily investing in first mortgage whole loans secured by middle market CRE and transitional CRE. The first mortgage loans in which we plan to invest will generally have the following characteristics:

•principal balances of less than $50.0 million;
•stabilized LTV ratios of 75% or less;
•terms of five years or less;
•floating interest rates based on LIBOR (or other applicable benchmark interest rate index) plus spreads of 275 to 400 basis points;
•non-recourse to sponsors (subject to customary non-recourse carve-out guarantees) and secured by middle market and transitional CRE across the United States; and
•equity owned by well capitalized sponsors with experience investing in the relevant real estate property type.

We will invest in first mortgage whole loans that provide bridge financing on transitional CRE properties. These investments will typically be secured by properties undergoing redevelopment or repositioning activities that are expected to increase the value of the properties. We will fund these loans over time as the borrowers' business plans for the properties are carried out. Our loans secured by transitional CRE will typically be bridge loans that are usually refinanced, with the proceeds from other CRE mortgage loans or property sales. We expect to receive origination fees, extension fees, modification or similar fees in connection with our bridge loans. Bridge loans may lead to future investment opportunities for us, including making mortgage loans to repay our transitional loan, otherwise known as “takeout mortgage loans.” We may also originate or acquire subordinated and mezzanine loans, which are loans secured by junior mortgages on the underlying collateral property or loans secured by a pledge of the ownership interests of either the entity owning the property or a pledge of the ownership interests in the entity that owns the interest in the entity owning the property.

Our Manager and our Board of Trustees believe that our mortgage investment strategy is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and CRE investment cycle, we may change our investment strategy from time to time. Our Manager and our Board of Trustees believe that the flexibility of our investment strategy and the experience and resources of our Manager and its affiliates, will allow us to take advantage of changing market conditions to preserve capital and generate attractive risk adjusted returns on our investments. Our Board of Trustees will be able to modify such strategies without the consent of the shareholders to the extent that our Board of Trustees determines that such modification is in our best interest.

We plan to employ both direct and structural leverage on our first mortgage loan investments. We expect our initial direct leverage will come from repurchase facilities for which we may pledge whole first mortgage loans as collateral. Structural leverage will involve the sale of senior interests in first mortgage loans, such as A-Notes, to third parties and our retention of B-Notes and other subordinated interests in the loans. We anticipate that repurchase agreements we may enter with banks will be related to our first mortgage loan investments, and we do not currently plan to enter repurchase agreements regarding our subordinated mortgage, mezzanine loan or preferred equity investments.

We intend to use reasonable amounts of leverage, to the extent available, to make additional investments that may increase our potential returns. The amount of leverage we will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of our assets, the potential for losses in our portfolio, concentrations in particular loans, or with specific borrowers, the gap between the duration of our assets and liabilities, the availability and cost of financing our assets, the health of the U.S. economy and commercial mortgage markets, our outlook for the level, slope and volatility of future interest rates, the credit quality of our borrowers and collateral, the collateral values underlying our assets and our outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

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Summary of Risk Factors

The summary below provides an overview of many of the risks we face, and a more detailed discussion of risks is set forth below. Additional risks, beyond those summarized below or discussed under the caption “Principal Risk Factors” may also materially and adversely impact our business, operations or financial results. Consistent with the foregoing, the risks we face include, but are not limited to, the following:

•the COVID-19 pandemic and its resulting economic impact may materially adversely affect our business, operations, financial results and liquidity;
•we may not obtain additional capital sufficient to enable us to grow our loan portfolio or to make or sustain distributions to our shareholders;
•we operate in a highly competitive market for investment opportunities and competition may limit our ability to originate or acquire our target investments on attractive terms or at all and could also affect the pricing of any investment opportunities;
•a loss with respect to any one of our loan investments may be significant due to the limited number of investments within our loan portfolio;
•the lack of liquidity of our loan investments may make it difficult for us to sell our investments if the need or desire arises;
•loans secured by properties in transition or requiring significant renovation involve a greater risk of loss than loans secured by stabilized properties;
•our Manager’s diligence process for investment opportunities may not reveal all facts that may be relevant for an investment;
•prepayment rates may adversely affect our net income and distributable earnings;
•the CRE loans and other CRE related investments that we originate or acquire are subject to the ability of the property owner to generate net income from the underlying property, as well as the risks of delinquency and foreclosure;
•REIT distribution requirements and any limitations on our ability to access reasonably priced capital may adversely impact our ability to carry out our business plan and we are subject to risks associated with our qualification for taxation as a REIT;
•changes in market interest rates, including changes that may result from the expected phase out of LIBOR, may adversely affect us;
•we rely on our Manager’s and RMR LLC’s information technology and systems and the failure of the security or functioning of such technology or systems could materially and adversely affect us;
•we may incur additional debt, and we are subject to the covenants and conditions contained in our Master Repurchase Agreement and any other agreement governing our debt, which may restrict our operations and ability to make investments and distributions;
•we depend upon our Manager and its personnel to manage our business and implement our investment strategy, and our Manager has broad discretion in operating our day to day business;
•our management structure and agreement with our Manager and our relationships with our related parties, including our Managing Trustees, our Manager, RMR LLC and others affiliated with them, may create conflicts of interest;
•ownership limitations and certain provisions in our declaration of trust and bylaws, as well as certain provisions of Maryland law, may deter, delay or prevent a change in our control or unsolicited acquisition proposals;
•our rights and the rights of our shareholders to take action against our Trustees and officers are limited, and our bylaws contain provisions that could limit our shareholders’ ability to obtain a judicial forum they deem favorable for certain disputes;
•we may change our operational, financing and investment policies without shareholder approval and we may become more highly leveraged, which may increase our risk of default under our debt obligations; and
•our distributions to our shareholders may be reduced or eliminated and the form of payment could change.

Principal Risk Factors

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Our business is subject to a number of risks and uncertainties. The following is a summary of only principal risks to which we may be subject. These risks may not be the only risks we face but are risks we believe may be material at this time. Other risks of which we are not yet aware, or that we currently believe are not material, may also materially and adversely impact our business operations or financial results. If any of the events or circumstances described below occurs, our business, financial condition, results of operations or ability to make distributions to our shareholders could be adversely affected and the value of an investment in our securities could decline. Investors and prospective investors should consider the risks described below and the information contained under the caption “Warning Concerning Forward-Looking Statements” and elsewhere in this Annual Report before deciding whether to invest in our securities. The information provided herein may not reflect all the changes that have occurred since you purchased shares of the Trust.

Risks Related To Our Business

The COVID-19 pandemic and its resulting economic impact may materially adversely affect our business, operations, financial results and liquidity.

The strain of coronavirus that causes the viral disease known as COVID-19 has been declared a pandemic by the World Health Organization, and the U.S. Health and Human Services Secretary has declared a public health emergency in the United States in response to the outbreak. The COVID-19 pandemic has had a substantial adverse impact on the global economy, including the U.S. economy. These conditions could materially and adversely impact our business, results of operations and liquidity.

As a result of the COVID-19 pandemic and restrictions implemented in response, there have been, at times during the pendency of the pandemic, construction moratoriums and decreases in available construction workers and construction activity, including required inspectors and governmental personnel for permitting and other requirements. These conditions, if they should continue or return, may prevent our borrowers from completing ongoing and planned construction projects and improving their properties that secure our loans. As a result, borrowers may be unable to generate sufficient cash flow to make payments on or refinance our loans, and we may not recover some or all of our investment.

During economic recessions, real estate values typically decline, sometimes significantly. Declining real estate values may increase the likelihood that our borrowers will default on their debt service obligations owed to us and that we will incur losses as a result because the value of the collateral that secures our loans may then be less than the debt owed to us plus our costs of recovery. Further, if borrowers do not repay our loans or we realize amounts that are less than the amount of the investment plus our costs, our loan portfolio will reduce in size. In addition, if a borrower defaults on our loan and we take actions related to the collateral securing that loan, we may be delayed for an extended period of time on converting that collateral to investable cash, which would impair our ability to redeploy that capital and grow our portfolio.

The long-term impact of the COVID-19 pandemic and its aftermath on financial markets is uncertain. To the extent that impact is sustained for an extended period, we expect that we may be challenged in accessing additional capital if we wish to do so. As a result, our ability to further grow our business and loan portfolio could become limited if the conditions continue for an extended period.

In addition, we believe that the risks associated with our investments will increase during periods of economic slowdown or recession, especially if these periods are accompanied by declining real estate values. Consequently, our investment strategy may be adversely affected by a prolonged economic downturn or recession related to the COVID-19 pandemic where declining real estate values would likely reduce the level of new mortgage and other real estate related loan originations since borrowers often use the appreciation in the value of their existing properties to support the purchase or investment in additional properties. Any sustained period of increased payment delinquencies, foreclosures or losses resulting from the impact of the COVID-19 pandemic would adversely affect our ability to originate or acquire loans, which would materially and adversely affect our results of operations, financial condition, liquidity and business and our ability to make or sustain distributions to our shareholders. It is unclear whether the increases in the number of COVID-19 infection outbreaks will continue and/or amplify in the United States or elsewhere or if the availability and distributions of vaccines will curtail infection rates and, if so, what the impact of that would be on human health and safety, the economy or our business.

We cannot predict the extent and duration of the COVID-19 pandemic or the severity and duration of its economic impact. Potential consequences of the current unprecedented measures taken in response to the spread of the virus that causes COVID-19, and current market disruptions and volatility affecting us include, but are not limited to:

•possible significant declines in the value of our portfolio;
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•our inability to accurately or reliably value our portfolio;
•our inability to comply with certain financial covenants that could result in our defaulting under our Master Repurchase Agreement or other future debt agreements;
•our inability to maintain or increase our current distribution rate, or make any distributions, to our shareholders;
•our failure to pay interest and principal when due on our outstanding debt, which would result in events of default under our Master Repurchase Facility and our possible loss of our Master Repurchase Facility;
•decreases in the market price of our common shares;
•our inability to access debt and equity capital on attractive terms, or at all;
•increased risk of default or bankruptcy of our borrowers;
•increased risk of our borrowers being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as going concerns and to pay their debt service obligations owed to us;
•our and our borrowers’ inability to operate our businesses if the health of our respective management personnel and other employees is affected, particularly if a significant number of individuals are impacted; and
•reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of our borrowers.

Further, the extent and strength of any economic recovery after the COVID-19 pandemic ends or otherwise are uncertain and subject to various factors and conditions. Our business, operations and financial position may continue to be negatively impacted after the COVID-19 pandemic ends and may remain at depressed levels compared to prior to the outbreak of the COVID-19 pandemic and those conditions may continue for an extended period.

We may be unable to obtain additional capital sufficient to enable us to grow our loan portfolio or to make or sustain distributions to our shareholders.

We currently have available investable cash of $34 million and $192 million available under out Master Repurchase Agreement, assuming the size of that facility is limited to our equity. After we invest these sources we may not be able to obtain additional capital to make investments that we determine are attractive. If so, this could limit our ability to grow our loan portfolio in the future, including by pursuing opportunities that may from time to time be available in our loan origination pipeline, and adversely affect our ability to make or sustain distributions to our shareholders. Our ability to further grow our loan portfolio over time will depend, to a significant degree, upon our ability to obtain additional capital. Our access to additional capital depends upon a number of factors, some of which we have little or no control over, including:

•general economic, market or industry conditions;
•the market’s view of the quality of our assets;
•the market’s perception of our growth potential;
•our current and potential future earnings and distributions to our shareholders; and
•the value of our securities.

If regulatory capital requirements imposed on our lenders change, they may be required to limit, or increase the cost of, financing they provide to us. This could potentially increase our financing costs and reduce our liquidity or require us to sell assets at an inopportune time or price.

If we cannot obtain additional capital after we invest our current available cash and borrowing availability under our Master Repurchase Agreement, our future investable cash may be limited to proceeds we receive from repayments of our loan investments, and from interest payments we receive, from borrowers or from other investments we may make. Therefore, in order to grow our business, we may have to rely on additional equity issuances, which may be dilutive to our shareholders, or on debt financings which may require us to use a large portion of our cash flow from operations to fund our debt service obligations, thereby reducing funds available for our operations, future business opportunities, distributions to our shareholders or other purposes. We cannot be sure that we will have access to such debt or equity capital on favorable terms at the desired times, or at all, which may cause us to reduce or suspend our investment activities or dispose of assets at an inopportune time or price, which could negatively affect our financial condition, results of operations and ability to make or sustain our distributions to our shareholders.

If the market value of our common shares declines, our cost of equity capital will increase, and we may not be able to practically or otherwise raise equity capital by issuing additional equity securities.
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We operate in a highly competitive market for investment opportunities and competition may limit our ability to originate or acquire our target investments on attractive terms or at all and could also affect the pricing of any investment opportunities.

Our profitability depends, in large part, on our ability to originate or acquire our target investments on attractive terms. We operate in a highly competitive market for investment opportunities. We compete with a variety of institutional investors, including other mortgage REITs, specialty finance companies, public and private funds (including mortgage REITs, funds or investors that our Manager, RMR LLC or their subsidiaries currently, or may in the future, sponsor, advise or manage), banks, and insurance companies and other financial institutions. Some of our competitors, including other mortgage REITs and alternative CRE lenders, have raised, or are expected to raise, significant amounts of capital, and may have investment objectives that overlap with our investment objectives, which may create additional competition for lending and other investment opportunities. Many of our competitors are significantly larger than we are and have considerably greater financial, technical, marketing and other resources than we have. Many of our competitors are not subject to the operating constraints associated with REIT tax or SEC reporting compliance or maintenance of an exemption from registration as an investment company under the 1940 Act. Some of our competitors may have a lower cost of capital and access to funding sources that may not be available to us, such as the U.S. Government, or are only available to us on substantially less attractive terms. In addition, some of our competitors may have higher risk tolerances or make different risk assessments than us, which could lead them to consider a wider variety of investments, offer more attractive pricing or other terms than us, for example, higher LTV ratios or lower interest rates than we are willing to offer or accept, or establish more relationships than us. Furthermore, competition for our target investments may lead to the price for these investments increasing, which may further limit our ability to generate desired returns. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations, and we cannot be sure that we will be able to identify and originate or acquire our target investments.

We have a limited operating history investing in mortgage loans and have made a limited number of target investments to date.

We have a limited operating history investing in mortgage loans and have made a limited number of target investments to date. Our ability to achieve our investment objectives depends on our ability to make investments that generate attractive, risk adjusted returns, as well as on our access to financing on terms that permit us to realize net interest income from our investments. In general, the availability of favorable investment opportunities will be affected by the level and volatility of interest rates in the market generally, the availability of adequate short and long term real estate financing and the competition for investment opportunities. We cannot be sure that we will be successful in obtaining additional capital to enable us to make new investments, that any investments we have made or may make will satisfy our targeted rate of return or other investment objectives, or that we will be able to successfully operate our business, or implement our operating policies and investment strategies. If we fail to make additional investments within a reasonable time or on acceptable terms, such failure may have a material adverse effect on our business, financial condition, results of operations, ability to maintain our qualification for taxation as a REIT under the IRC, and ability to make or sustain distributions to our shareholders, and could cause the value of our securities to decline.

A loss with respect to any one of our loan investments may be significant due to the limited number of investments within our loan portfolio.

As of February 23, 2021, our portfolio consisted of seven first mortgage whole loans. A consequence of this limited number of investments is that the aggregate returns we realize may be adversely affected if any of our investments performs poorly or we need to write down the value of any of our investments or if any of our investments is repaid prior to maturity and we are not able to promptly redeploy the proceeds in a manner that provides us with comparable returns. A loss with respect to any one of our loan investments may be significant.

The lack of liquidity of our loan investments may adversely affect our business.

The lack of liquidity of our loan investments may make it difficult for us to sell our investments if the need or desire arises. Certain investments such as mortgages, in particular, are relatively illiquid investments due to their short life, their potential unsuitability for securitization and the difficulty of recovery in the event of a borrower’s default. In addition, our loan investments may become less liquid after we have made them as a result of delinquencies or defaults, turbulent market conditions or the unavailability to borrowers of refinancing capital, which may make it more difficult for us to dispose of our investments at advantageous prices or in a timely manner. Moreover, the investments we make are not registered under relevant securities laws, resulting in limitations or prohibitions against their transfer, sale, pledge or disposition except in
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transactions that are exempt from registration requirements or are otherwise in accordance with such laws. As a result, our loan investments are illiquid, and if we are required to liquidate all or a portion of our loan portfolio quickly, we may realize significantly less than the value at which we have previously recorded those investments. Further, we may face other restrictions on our ability to liquidate an investment to the extent that we or our Manager has or could be attributed as having material, non-public information regarding the borrower entity. As a result, our ability to adjust our loan portfolio in response to changes in economic and other conditions may be relatively limited, which could adversely affect our financial condition and results of operations.

Loans secured by properties in transition or requiring significant renovation involve a greater risk of loss than loans secured by stabilized properties.

We originate transitional bridge loans to borrowers who are seeking shorter term capital to be used in acquisitions, construction or repositioning of properties. In a typical transitional loan, the borrower has usually identified a property that the borrower believes has been under-managed, is located in a recovering market or requires renovation. The renovation, refurbishment or expansion of a property by a borrower involves risks of cost overruns, construction risks and noncompletion risks, among others. Estimates of the costs of property improvements may be inaccurate. Other risks may include rehabilitation costs exceeding original estimates, possibly making a project uneconomical, environmental risks, delays in legal and other approvals and rehabilitation and subsequent leasing of the property not being completed on schedule. If the borrower fails to improve the quality of the property’s management or the market in which the property is located fails to improve as expected, or the renovation is not completed in a timely manner or such costs are more than expected, then the borrower may not generate sufficient cash flow to make payments on or refinance the transitional loan, and we may not recover some or all of our investment.

In addition, borrowers often use the proceeds of a conventional mortgage loan to repay a transitional loan. Transitional loans therefore are subject to the risk of the borrowers’ inability to obtain financing to repay the loan. Losses we incur with respect to our transitional loans could be material.

Our Manager’s diligence process for investment opportunities may not reveal all facts that may be relevant for an investment, and if we incorrectly evaluate the risks of our investments, we may experience losses.

Prior to our making any investment, our Manager conducts diligence that it considers reasonable based upon the facts and circumstances of the investment. When conducting diligence on our behalf, our Manager may be required to evaluate important and complex business, financial, tax, accounting, environmental and legal issues. Outside consultants, legal advisors, accountants and investment banks may be involved in the diligence process to varying degrees depending on the type of potential investment. Nonetheless, our diligence may not reveal all of the risks associated with our investments. We evaluate our potential investments based upon criteria our Manager deems appropriate for the relevant investment. Our underwriting assumptions and loss estimates may not prove accurate, and actual results may vary from estimates. If we underestimate the risks and potential losses associated with an investment we originate or acquire, we may experience losses from the investment.

Moreover, investment analyses and decisions by our Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to our Manager at the time of making an investment decision may be limited. Therefore, we cannot be sure that our Manager will have knowledge of all circumstances that may adversely affect such investment.

Prepayment rates may adversely affect the value of certain of our investments which could negatively impact our ability to make or sustain distributions to our shareholders.

The prepayment rates at which our borrowers prepay our investments, where contractually permitted, will be influenced by changes in current interest rates, significant changes in the performance of underlying real estate assets and a variety of economic and other factors beyond our control. Prepayment rates cannot be predicted with certainty and no strategy can completely insulate us from increases in such rates. In periods of declining interest rates, prepayments on investments generally increase and the proceeds of prepayments received during these periods are likely to be reinvested by us in comparable assets at reduced yields. Conversely, in periods of rising interest rates, prepayments on investments, where contractually permitted, generally decrease, in which case we would not have the prepayment proceeds available to invest in comparable assets at higher yields. We may invest in loans and other assets secured or supported by transitional real estate assets; significant improvement in the performance of such assets may result in prepayments as other financing alternatives become available to the borrower. In addition, it may take an extended period for us to reinvest any repayments we may receive, and any reinvestments we may be able to make may not provide us with similar returns or comparable risks as those
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of our current investments. We expect to be entitled to fees upon the prepayment of our investments, although we cannot be sure that such fees will adequately compensate us as the functional equivalent of a “make whole” payment. Furthermore, we may not be able to structure future investments to impose a make whole obligation upon a borrower in the case of an early prepayment. As a result, our income will be reduced, which will have a negative impact on our ability to make or sustain distributions to our shareholders.

Difficulty or delays in redeploying the proceeds from repayments of our existing loan investments may cause our financial performance and returns to shareholders to decline.

As our loan investments are repaid, we intend to redeploy the proceeds we receive into new loan investments, repay any borrowings under our Master Repurchase Facility, or other debt agreements and pay distributions to our shareholders. It is possible that we will fail to identify and complete reinvestments that would provide returns or a risk profile that is comparable to the loan investment that was repaid. If we fail to redeploy, or experience any delays in redeploying, the proceeds we receive from repayment of a loan investment in equivalent or better alternatives, our financial performance and returns to shareholders could decline.

A prolonged economic slowdown, a recession or declining real estate values could materially and adversely affect us.

We believe that the risks associated with our investments will be more severe during periods of economic slowdown or recession, such as due to the impact of the COVID-19 pandemic, especially if these periods are accompanied by declining real estate values. Consequently, our investment strategy may be adversely affected by prolonged economic downturns or recessions where declining real estate values would likely reduce the level of new mortgage and other real estate related loan originations since borrowers often use the appreciation in the value of their existing properties to support the purchase or investment in additional properties. Borrowers may also be less able to pay principal and interest on our loans if the value of their real estate declines. Further, declining real estate values significantly increase the likelihood that we will incur losses on our loans in the event of default because the value of our collateral may be insufficient to cover our cost on the loan. Any sustained period of increased payment delinquencies, foreclosures or losses could adversely affect our ability to originate or acquire loans, which would materially and adversely affect our results of operations, financial condition, liquidity and business and our ability to make or sustain distributions to our shareholders.

The CRE loans and other CRE related investments that we originate or acquire are subject to the ability of the property owner to generate net income from operating the property, as well as the risks of delinquency and foreclosure.

CRE loans and other CRE related investments that we originate or acquire are subject to the ability of the property owner to generate net income from operating the property. The ability of a borrower to repay a loan secured by an income producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired and the risks of delinquency and foreclosure may increase. Net operating income of an income producing property can be affected by, among other things:

•tenant mix and tenant bankruptcies;
•success of tenant businesses;
•property management decisions, including with respect to capital improvements, particularly in older building structures;
•property location, condition and design;
•competition from comparable properties;
•changes in national, regional or local economic conditions and/or specific industry segments;
•declines in regional or local real estate values;
•declines in regional or local rental or occupancy rates;
•changes in interest rates, and in the state of the debt and equity capital markets, including diminished availability or lack of CRE debt financing;
•changes in real estate tax rates, tax credits and other operating expenses;
•costs of remediation and liabilities associated with environmental conditions;
•the potential for uninsured or underinsured property losses;
•changes in laws and regulations, including fiscal policies, zoning ordinances and environmental legislation and the related costs of compliance; and
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•acts of God, terrorist attacks, social unrest and civil disturbances.

In the event of any default under any CRE loan or other CRE related investment held by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral (net of our costs to enforce our rights with respect to that collateral) and the principal and accrued interest of the loan or investment, which could have a material adverse effect on our cash flow from operations and limit amounts available for distribution to our shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under applicable law. Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on our anticipated return on the foreclosed mortgage loan.

We may need to foreclose on loans that are in default, which could result in losses.

We may find it necessary to foreclose on loans that are in default. Foreclosure processes are often lengthy and expensive. Results of foreclosure processes may be uncertain, as claims may be asserted by borrowers or by other lenders or investors in the borrowers that interfere with enforcement of our rights, such as claims that challenge the validity or enforceability of our loan or the priority or perfection of our mortgage or other security interests. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no merit, in an effort to prolong the foreclosure action and seek to force us into a modification of the loan or a buy-out of the loan for less than we are owed. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and delaying the foreclosure processes and potentially result in reductions or discharges of borrower’s debt. Foreclosure may create a negative public perception of the collateral property, resulting in a diminution of its value. Even if we are successful in foreclosing on a mortgage loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our investment. Any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will reduce the net proceeds realized and increase the time it may take to collect such proceeds, and, thus, increase the potential for loss.

The CRE loans and other CRE related investments that we originate or acquire expose us to risks associated with real estate investments generally.

In addition to the other risks discussed herein, the CRE loans and other CRE related investments that we originate or acquire expose us to risks associated with real estate investments, generally, including:

•economic and market fluctuations;
•political instability or changes;
•changes in environmental, zoning and other laws;
•casualty or condemnation losses;
•regulatory limitations on rents;
•decreases in property values;
•changes in the appeal of properties to tenants;
•changes in supply and demand for CRE properties and debt ;
•changes in valuation of collateral underlying CRE properties and CRE loans, resulting from inherently subjective and uncertain valuations;
•energy supply shortages;
•various uninsured or uninsurable risks;
•adverse weather, natural disasters and climate events;
•changes in government regulations, such as rent control;
•changes in the availability of debt financing and/or mortgage funds, which may render the sale or refinancing of properties difficult or impracticable;
•increases in mortgage defaults; and
•increases in borrowing rates.

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We cannot predict the degree to which economic conditions generally, and the conditions for CRE debt financing in particular, will improve or decline. Any declines in the performance of the U.S. or global economies or in real estate debt markets could have a material adverse effect on us.

REIT distribution requirements and limitations on our ability to access reasonably priced capital may adversely impact our ability to carry out our business plan.

To maintain our qualification for taxation as a REIT under the IRC, we are required to satisfy distribution requirements imposed by the IRC. Accordingly, we may not be able to retain sufficient cash to fund our operations, repay our debts or make investments. Our business strategies therefore depend, in part, upon our ability to raise additional capital at reasonable costs. The volatility in the availability of capital to businesses on a global basis in most debt and equity markets generally may limit our ability to raise reasonably priced capital. We may also be unable to raise reasonably priced capital because of reasons related to our business, market perceptions of our prospects, the terms of our indebtedness, the extent of our leverage or for reasons beyond our control, such as market conditions. Because the earnings we are permitted to retain are limited by the rules governing REIT qualification and taxation, if we are unable to raise reasonably priced capital, we may not be able to carry out our business plan.

Changes in market interest rates may significantly reduce our revenues or impede our growth.

Interest rates have remained at relatively low levels on a historical basis, and the U.S. Federal Reserve System, or the U.S. Federal Reserve, has indicated that it does not expect to raise interest rates in response to the COVID-19 pandemic and current market conditions until at least the end of 2023. There can be no assurance, however, that the U.S. Federal Reserve will not raise rates prior to that time. If market interest rates increase, those increases may materially and negatively affect us in various ways, including:

•Changes in interest rates may affect our net interest income from our investments, which is the difference between the interest income we earn on our interest earning investments and the interest expense we incur in financing our investments.
•Changes in interest rates may affect our ability to make investments as well as borrower default rates. In a period of rising interest rates, our interest expense could increase, while the interest we earn on any fixed rate debt investments would not change, adversely affecting our profitability. Our operating results depend in large part on differences between the income from our investments, net of credit losses and our financing costs. Even when our investments and borrowings are match funded, the income from our investments may respond more slowly to interest rate fluctuations than the cost of our borrowings.
•Amounts outstanding under our Master Repurchase Facility require interest to be paid at floating interest rates. When interest rates increase, our interest costs will increase. Additionally, if we choose to hedge our interest rate risk, we cannot be sure that the hedge will be effective or that our hedging counterparty will meet its obligations to us.
•Investors may consider whether to buy or sell our common shares based upon the then distribution rate on our common shares relative to the then prevailing market interest rates. If market interest rates go up, investors may expect a higher distribution rate than we are able to pay, which may increase our cost of capital, or they may sell our common shares, if any, and seek alternative investments that offer higher distribution rates. Sales of our common shares may cause a decline in the value of our common shares.

The phase out or transitioning of LIBOR may negatively impact our business, financial results and cash flows.

Our existing investments require the borrowers to pay us interest at floating rates based upon LIBOR. We expect that future debt investments we make will similarly provide for interest to be paid to us at floating rates based upon LIBOR. In addition, our Master Repurchase Agreement requires us to pay interest on amounts we borrow under those agreements at floating rates based upon LIBOR. Future debt financing arrangements that we may enter may also require interest based upon LIBOR. LIBOR is currently expected to be phased out for new contracts by December 31, 2021 and for pre-existing contracts by June 30, 2023. Our Master Repurchase Facility provides that, at such time as LIBOR is no longer available as a base rate to calculate interest payable on amounts outstanding under our Master Repurchase Facility, the replacement base rate shall be based upon the Secured Overnight Financing Rate, or if the Secured Overnight Financing Rate is not available, such other rate as may be determined by UBS in accordance with the terms of our Master Repurchase Agreement. Our loan agreements with our borrowers generally provide that if LIBOR is not able to be determined, interest will be calculated using a floating base rate equal to the greater of the Federal Funds Rate plus 50 basis points or the Prime Rate. Further, we may negotiate with our borrowers new interest rate indices and other provisions to maintain the intent of the original loan arrangements. We currently expect that the determination of interest under our loan agreements with our borrowers would be revised as
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provided under the agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. We also currently expect that the determination of interest under any other then existing debt financing arrangements would be similarly revised or amended as necessary for this same purpose. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under our agreements would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, we may lose investment opportunities or make unsuccessful investments due to not being able to accurately price our proposed investments and our cash flows may be negatively impacted.

State licensing requirements may cause us to incur expenses and our failure to be properly licensed may have a material adverse effect on our operations.

We or our Manager may be required to hold licenses in a number of U.S. states to conduct lending activities. State licensing statutes vary from state to state and may prescribe or impose, among other things:

•various recordkeeping requirements;
•restrictions on loan origination and servicing practices, including limits on finance charges and the type, amount and manner of charging fees;
•disclosure requirements;
•requirements that licensees submit to periodic examination;
•surety bond and minimum specified net worth requirements;
•periodic financial reporting requirements;
•notification requirements for changes in principal officers, share ownership or corporate control;
•restrictions on advertising; and
•requirements that loan forms be submitted for review.

There is no guarantee that we or our Manager will be able to obtain these licenses, and efforts to obtain and maintain such licenses may cause us to incur significant expenses. Any failure to be properly licensed under state law or otherwise may have a material adverse effect on us and our operations.

Changes in laws or regulations could increase competition for CRE debt financing or require changes to our business practices and adversely affect us.

Various laws and regulations currently exist that restrict the investment activities of banks and certain other financial institutions but do not apply to us. We believe this regulatory difference may create opportunities for us to successfully grow our business.

The laws and regulations governing our operations, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Such changes or new laws or regulations could require changes to certain of our business practices, negatively impact our operations, impose additional costs on us or otherwise adversely affect our business. There has been increasing commentary amongst regulators and intergovernmental institutions on the role of nonbank institutions in providing credit and, particularly, so-called “shadow banking,” a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system. For example, in August 2013, the Financial Stability Board issued a policy framework for strengthening oversight and regulation of shadow banking entities. That report outlined initial steps to define the scope of the shadow banking system and proposed governing principles for a regulatory framework. A number of other regulators and international organizations are studying the shadow banking system. At this time, it is too early to assess whether any new rules or regulations will be adopted or what impact such rules or regulations will have on us, if any. In an extreme eventuality, it is possible that such regulations could cause us to cease operations.

We may be subject to lender liability claims and, if we are held liable under such claims, we could be subject to losses.

A number of judicial decisions have recognized the rights of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability”. Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or
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has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We cannot be sure that such claims will not arise or that we will not be subject to significant liability and losses if claims of this type arise.

If the loans that we originate or acquire do not comply with applicable laws, we may be subject to material penalties.

Loans that we originate or acquire may be subject to U.S. federal, state or local laws. Real estate lenders and borrowers may be responsible for compliance with a wide range of laws intended to protect the public interest, including, without limitation, the Americans with Disabilities Act and local zoning laws. If we or our Manager fail to comply with such laws in relation to a loan that we have originated or acquired, legal penalties may be imposed, which could materially and adversely affect us. Jurisdictions with “one action,” “security first” and/or “antideficiency rules” may limit our ability to foreclose on a collateral property or to realize on obligations secured by a collateral property. In the future, new laws may be enacted or imposed by U.S. federal, state or local governmental entities, and such laws could have a material adverse effect on us and our operations.

Insurance proceeds on a property may not cover all losses, which could result in the corresponding non-performance of or loss on our investment related to such property.

Losses of a catastrophic nature, such as those caused by hurricanes, flooding, volcanic eruptions and earthquakes, among other things, losses as a result of outbreaks of pandemics, including the COVID-19 pandemic, or losses from terrorism, may be uninsurable or not commercially insurable. Inflation, changes in zoning and building codes and ordinances, environmental considerations and other factors also might result in insurance proceeds being inadequate to restore an affected property to its condition prior to a loss or to compensate for related losses. The insurance proceeds we receive as a result of losses to our collateral properties may not be adequate to restore our economic position after losses affecting our investments. Any uninsured or underinsured loss could result in the loss of cash flow from, and reduce the value of, our investments related to such properties and the ability of the borrowers under such investments to satisfy their obligations to us.

Liability relating to environmental matters may adversely impact the value of our investments.

Under various U.S. federal, state and local laws, an owner or operator of real property may be liable for environmental hazards at, or migrating from, its properties, including those created by prior owners or occupants, existing tenants, abutters or other persons. These laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release of such hazardous substances. The presence of hazardous substances may adversely affect our borrowers’ ability to refinance or sell, and the value of, our collateral. If an owner of property underlying one of our investments becomes liable for costs of removal of hazardous substances, the ability of the owner to make payments to us may be reduced. If we foreclose on a property underlying our investments, the presence of hazardous substances on the property may adversely affect our ability to sell the property and we may incur substantial remediation costs, causing us to experience losses.

We may not have control over certain of our investments.

Our ability to manage our investments may be limited by the form in which they are made. In certain situations, we may:
•acquire or retain investments subject to rights of senior classes and servicers under intercreditor or servicing agreements;
•acquire or retain only a minority and/or a non-controlling participation in an underlying investment;
•pledge our investments as collateral for financing arrangements;
•co-invest with others through partnerships, joint ventures or other entities, thereby acquiring non-controlling interests; or
•rely on independent third party management or servicing with respect to the management of a particular investment.

We may not be able to exercise control over all aspects of our investments. For example, our rights to control the process following a borrower default may be subject to the rights of senior or junior creditors or servicers whose interests may not be aligned with ours. A partner or co-venturer may have economic or business interests or goals that are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, in certain circumstances we may be liable for the actions of our partners or co-venturers.

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RMR LLC and our Manager rely on information technology and systems in their respective operations, and any material failure, inadequacy, interruption or security failure of that technology or those systems could materially and adversely affect us.

Our Manager and RMR LLC rely on information technology and systems, including the Internet and cloud-based infrastructures, commercially available software and their internally developed applications, to process, transmit, store and safeguard information and to manage or support a variety of their business processes, including financial transactions and maintenance of records, which may include personal identifying information of employees and borrower and investment data. If these systems experience material security or other failures, inadequacies or interruptions of their information technology, we could incur material costs and losses and our operations could be disrupted as a result. Further, third party vendors could experience similar events with respect to their information technology and systems that impact the products and services they provide to RMR LLC, our Manager or us. RMR LLC and our Manager rely on commercially available systems, software, tools and monitoring, as well as their internally developed applications and internal procedures and personnel, to provide security for processing, transmitting, storing and safeguarding confidential borrower and vendor information, such as personally identifiable information related to their employees, guarantors, tenants and others and information regarding their and our financial accounts. RMR LLC and our Manager take various actions, and incur significant costs, to maintain and protect the operation and security of their information technology and systems, including the data maintained in those systems. However, it is possible that these measures will not prevent the systems’ improper functioning or a compromise in security, such as in the event of a cyberattack or the improper disclosure of personally identifiable information.

Security breaches, computer viruses, attacks by hackers, online fraud schemes and similar breaches can create significant system disruptions, shutdowns, fraudulent transfer of assets or unauthorized disclosure of confidential information. Our cybersecurity risks are heightened by, among other things, the evolving nature of the threats faced, advances in computer capabilities, new discoveries in the field of cryptography and new and increasingly sophisticated methods used to perpetrate illegal or fraudulent activities against RMR LLC or our Manager, including cyberattacks, email or wire fraud and other attacks exploiting security vulnerabilities in RMR LLC’s, our Manager’s or other third parties’ information technology networks and systems or operations. Any failure to maintain the security, proper function and availability of RMR LLC’s or our Manager’s information technology and systems, or certain third party vendors’ failure to similarly protect their information technology and systems that are relevant to RMR LLC’s, our Manager’s or our operations, or to safeguard RMR LLC’s, our Manager’s or our business processes, assets and information could result in financial losses, interrupt our operations, damage our reputation, cause us to be in default of material contracts and subject us to liability claims or regulatory penalties, any of which could materially and adversely affect our business and the value of our securities.

Risks Related to Financing

We may incur significant debt, and our governing documents contain no limit on the amount of debt we may incur.

Subject to market conditions and availability, we may incur significant debt through our Master Repurchase Facility or other repurchase or credit facilities (including term loans and revolving facilities), public and private debt issuances or otherwise. The amount of leverage we use will vary depending on our available investment opportunities, our available capital, our ability to obtain and access financing arrangements with lenders and the lenders’ and our estimate of the stability of our loan portfolio’s cash flow. Our governing documents contain no limit on the amount of debt we may incur, and we may significantly increase the amount of leverage we utilize at any time without approval of our shareholders. The amount of leverage on individual assets may vary, with leverage on some assets substantially higher than others. Leverage can enhance our potential returns but can also exacerbate our losses.

Incurring substantial debt could subject us to many risks that, if realized, would materially and adversely affect us, including the risk that:

•our cash flow from operations may be insufficient to make required payments of principal of and interest on the debt or we may fail to comply with covenants contained in our debt instruments, including our Master Repurchase Agreement, which would likely result in (1) acceleration of such debt (and any other debt arrangements containing a cross default or cross acceleration provision) that we may be unable to repay from internal funds or to refinance on favorable terms, or at all, (2) our inability to borrow unused or undrawn amounts under our Master Repurchase Facility, or our other financing arrangements, even if we are current in payments on borrowings under those arrangements and/or (3) the loss of some or all of our assets to foreclosures or forced sales;
•our debt may increase our vulnerability to adverse economic, market and industry conditions with no assurance that our investment yields will increase to match our higher financing costs;
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•we may be required to dedicate a substantial portion of our cash flow from operations to payments on our debt, thereby reducing funds available for operations, future business opportunities, distributions to our shareholders or other purposes; and
•we may not be able to refinance maturing debts.

We cannot be sure that our leverage strategies will be successful.

The duration of our debt leverage and our investments may not match.

We generally intend to structure our debt leverage so that we minimize the difference between the term of our investments and the term of the leverage we use to finance them; however, we may not succeed in doing so. In the event that our leverage is for a shorter term than our investments, we may not be able to extend or find appropriate replacement leverage, which could require us to sell certain investments before we otherwise might. In the event that our leverage is for a longer term than our investments, we may not be able to replace our investments as they mature with new investments or at all, which could negatively impact our earnings.

We intend to structure our leverage so that we minimize the difference between the index of our investments and the index of our debt leverage, by financing floating rate investments with floating rate leverage and fixed rate investments with fixed rate leverage. If such a floating rate or fixed rate product is not available to us on reasonable terms, we may use hedging instruments to create such a match. Our attempts to mitigate the risk of a mismatch with the duration or index of our investments and leverage will be subject to factors outside of our control, such as the availability to us of favorable financing and hedging options, and we may not be successful.

The risks of duration mismatches are magnified by the potential for the extension of loans in order to maximize the likelihood and magnitude of their recovery value in the event the loans experience credit or performance challenges; use of these asset management practices would effectively extend the duration of our investments, while our liabilities may have set maturity dates.

A failure to comply with restrictive covenants in our Master Repurchase Agreement or our other financing arrangements would have a material adverse effect on us, and any future financings may require us to provide additional collateral or pay down debt.

We are subject to various restrictive covenants contained in our Master Repurchase Agreement and we may be subject to additional covenants in connection with future financing arrangements. Our Master Repurchase Agreement requires us to maintain compliance with various financial covenants, including a minimum tangible net worth and cash liquidity, and specified financial ratios, such as total debt to tangible net worth and a minimum interest coverage ratio. Financing arrangements that we may enter into in the future may contain similar or more restrictive covenants. These covenants may limit our flexibility to pursue certain investments or incur additional debt. If we fail to meet or satisfy any of these covenants, we may be in default under the agreements governing the applicable arrangements, and our lenders could elect to accelerate our obligation to repurchase certain assets, declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral or enforce their rights against existing collateral. We may also be subject to cross default and acceleration rights and, with respect to collateralized debt, the posting of additional collateral or foreclosure upon default. These covenants and restrictions could also make it difficult for us to satisfy the qualification requirements necessary to maintain our qualification for taxation as a REIT under the IRC.

Our Master Repurchase Agreement requires, and the agreements governing any additional repurchase or bank credit facilities or debt arrangements that we may enter into will likely require, us to provide additional collateral or pay down debt.

Our Master Repurchase Facility and any additional repurchase or bank credit facilities (including term loans and revolving facilities) or debt arrangements that we may enter into to finance future investments may involve the risk that the value of the investments sold by us or pledged to the provider of such repurchase or bank credit facilities or debt arrangements may decline, and, in such circumstances, we would likely be required to provide additional collateral or to repay all or a portion of the funds advanced thereunder. With respect to our Master Repurchase Facility, subject to certain conditions, UBS has sole discretion to determine the market value of the investments that serve as collateral under the facility for purposes of determining whether we are required to pay margin to UBS. Where a decline in the value of collateral, including as a result of the impact of the COVID-19 pandemic, results in a margin deficit, UBS may require us to eliminate that margin deficit through a combination of purchased asset repurchases and cash transfers to UBS, subject to UBS’s approval. We may not have funds available to eliminate any such margin deficit and may be unable to raise funds from
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alternative sources on favorable terms or at all, which would likely result in a default under our Master Repurchase Agreement. In the event of any such default, UBS could accelerate our outstanding debts and terminate our ability to obtain additional advancements under our Master Repurchase Facility, and our financial condition and prospects would be materially and adversely affected. Any debt arrangements that we may enter into in the future would likely contain similar provisions. In addition, if any of our current or future lenders file for bankruptcy or become insolvent, our investments that serve as collateral under the applicable repurchase or bank credit facility or debt arrangement may become subject to bankruptcy or insolvency proceedings, thus depriving us, at least temporarily, of the benefit of those assets. Such an event could restrict our access to additional debt arrangements and therefore increase our cost of capital. Lenders under any future repurchase or bank credit facilities or debt arrangements may also require us to maintain a certain amount of cash or set aside assets sufficient to maintain a specified liquidity position that would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets to maximum capacity, which could reduce our return on assets. If we are unable to meet any such collateral obligations, our financial condition and prospects could deteriorate rapidly.

Any default in a repurchase agreement will likely cause us to experience a loss.

If any counterparty to a repurchase transaction under our Master Repurchase Facility or the counterparty to any other repurchase financing arrangement we may enter defaults on its obligation to resell the underlying asset back to us at the end of the transaction term, or if the value of the underlying asset has declined as of the end of that term, or if we default on our obligations under such repurchase agreement, we will likely incur a loss on such repurchase transactions.

Risks Related to Our Relationships with Our Manager and RMR LLC

We are dependent upon our Manager and its personnel. We may be unable to find suitable replacements if our management agreement is terminated.

We do not have an office separate from our Manager and do not have any employees. Our executive officers also serve as officers of our Manager and of RMR LLC. Our Manager itself has limited resources and is dependent upon facilities and services available to our Manager under its shared services agreement with RMR LLC. Our Manager is not obligated to dedicate any specific personnel exclusively to us, and RMR LLC is not obligated to dedicate any specific personnel to our Manager for services for us or otherwise. Our officers are not obligated to dedicate any specific portion of their time to our business. Our officers have responsibilities for other companies to which our Manager or RMR LLC provides management services. As a result, our officers may not always be able to devote sufficient time to the management of our business, and we may not receive the level of support and assistance that we would receive if we were internally managed or if we had different management arrangements. The term of our management agreement renews for successive one year periods, subject to non-renewal in accordance with the agreement. If our management agreement or our Manager’s shared services agreement with RMR LLC is terminated and no suitable replacement is found, we may not be able to continue in business.

Our Manager has broad discretion in operating our day to day business.

Our Manager is authorized to follow broad operating and investment guidelines and, therefore, has discretion in identifying investments that will be appropriate for us, as well as our individual operating and investment decisions. Our Board of Trustees periodically reviews our operating and investment guidelines and our operating activities, investments and financing arrangements, but it does not review or approve each decision made by our Manager on our behalf. In addition, in conducting periodic reviews, our Board of Trustees relies primarily on information provided to it by our Manager. Our Manager may exercise its discretion in a manner that results in investment returns that are substantially below expectations or that results in losses.

Our management structure and agreements and relationships with our Manager and RMR LLC and RMR LLC’s and its controlling shareholder’s relationships with others may create conflicts of interest, or the perception of such conflicts, and may restrict our investment activities.

We are subject to conflicts of interest arising out of our relationship with our Manager, RMR LLC, their affiliates and entities to which they provide management services. Our Manager is a subsidiary of RMR LLC, which is a majority-owned operating subsidiary of RMR Inc. One of our Managing Trustees, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., a managing director and the president and chief executive officer of RMR Inc., an officer and employee of RMR LLC and a director of our Manager. He is also a managing director or managing trustee of all the other public companies to which RMR LLC or its subsidiaries provide management services, including us.

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Matthew P. Jordan, our other Managing Trustee, is a director and the president and chief executive officer of our Manager, and an officer of RMR LLC and RMR Inc. Thomas J. Lorenzini, our President, and G. Douglas Lanois, our Chief Financial Officer and Treasurer, are each an officer and employee of RMR LLC and an officer of our Manager. Messrs. Jordan, Lorenzini and Lanois have duties to RMR LLC and to our Manager, as well as to us, and we do not have their undivided attention. They and other RMR LLC personnel may have conflicts in allocating their time and resources between us and RMR LLC and other companies to which RMR LLC or its subsidiaries provide services. Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services.

Our Manager, RMR LLC, their affiliates and the entities to which they provide management services are generally not prohibited from competing with us. In addition, our Manager, RMR LLC and their subsidiaries may sponsor or manage other funds, REITs or other entities, including entities that make investments similar to the investments we make, and including entities in which our Manager or its affiliates or personnel may have a controlling, sole or substantial economic interest. For example, our Manager currently manages Tremont Mortgage Trust, a publicly traded mortgage REIT with an investment focus of originating and investing in first mortgage whole loans generally of $50.0 million or less secured by middle market and transitional CRE. Also, our Manager regularly provides mortgage brokerage services, originating and arranging CRE loans between borrowers and other lenders. As a result, conflicts of interests may exist for our Manager, RMR LLC and their affiliates with respect to the allocation of investment opportunities. In our management agreement, we specifically acknowledge these conflicts of interest and agree that our Manager, RMR LLC and their affiliates may resolve such conflicts in good faith and in their fair and reasonable discretion and may allocate investments, including those within our investment objectives, to RMR LLC and its other clients, including clients in which our Manager, its affiliates or their personnel may have a controlling, substantial economic or other interest. Accordingly, we may lose investment opportunities to, and may compete for investment opportunities with, other businesses managed by our Manager, RMR LLC or their subsidiaries. In addition to the fees payable to our Manager under our management agreement, our Manager and its affiliates may benefit from other fees paid to it in respect of our investments. For example, if we securitize some of our CRE loans, our Manager or its affiliates may act as the collateral manager for such securitizations. In any of these or other capacities, our Manager and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.

In addition, we may in the future enter into additional transactions with our Manager, RMR LLC, their affiliates or entities managed by them or their subsidiaries. In particular, we may provide financing to entities managed by our Manager, RMR LLC or their subsidiaries, or co-invest with, purchase assets from, sell assets to or arrange financing from any such entities. In addition to his investments in RMR Inc. and RMR LLC, Adam Portnoy holds equity investments in other companies to which RMR LLC or its subsidiaries provide management services and some of these companies have significant cross ownership interests, including, for example: as of December 31, 2020, Mr. Portnoy beneficially owned, in aggregate, 2.3% of our common shares, 6.3% of Five Star Senior Living Inc.’s outstanding common stock (including through ABP Trust), 1.2% of Industrial Logistics Properties Trust’s outstanding common shares, 1.5% of Office Properties Income Trusts’s outstanding common shares, 1.1% of Diversified Healthcare Trust’s outstanding common shares, 1.1% of Service Properties Trust’s outstanding common shares, 19.4% of Tremont Mortgage Trust (including through our Manager) and 4.5% of TravelCenters of America Inc.’s outstanding common shares (including through RMR LLC). Our executive officers may also own equity investments in other companies to which our Manager, RMR LLC or their subsidiaries provide management services. These multiple responsibilities, relationships and cross ownerships may give rise to conflicts of interest or the perception of such conflicts of interest with respect to matters involving us, RMR Inc., RMR LLC, our Managing Trustees, the other companies to which RMR LLC or its subsidiaries provide management services and their related parties. Conflicts of interest or the perception of conflicts of interest could have a material adverse impact on our reputation, business and the market price of our common shares and other securities and we may be subject to increased risk of litigation as a result.

We cannot be sure that our Code of Conduct, our Governance Guidelines, our investment allocation policy or other procedural protections we adopt will be sufficient to enable us to identify, adequately address or mitigate actual or alleged conflicts of interest or ensure that our transactions with related persons are made on terms that are at least as favorable to us as those that would have been obtained with an unrelated person.

Our management agreement’s fee and expense structure may not create proper incentives for our Manager, which may increase the risk of an investment in our common shares.

We are required to pay our Manager base management fees regardless of the performance of our loan portfolio. Our Manager’s entitlement to a base management fee that is not based upon our performance or results might reduce its incentive to devote its time and effort to seeking investments that provide attractive, risk adjusted returns for us. Because the base management fees are also based in part on our outstanding equity, our Manager may be incentivized to advance strategies that increase our equity capital. Increasing our equity capital through the sale of our common shares will likely be dilutive to our existing shareholders and may not improve returns for those shareholders or the market price of our common shares. In
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addition, our Manager may earn incentive fees each quarter based on our core earnings, which, generally stated, are our earnings in a specified period in excess of a specified return. This may create an incentive for our Manager to invest in assets with higher yield potential, which are generally riskier or more speculative, or to sell assets prematurely for a gain in an effort to increase our near term net income and thereby increase the incentive fees to which our Manager is entitled. This incentive fee formula may encourage our Manager to recommend investments or take other actions which result in losses to us. In addition, we are required to pay or to reimburse our Manager for all costs and expenses of our operations (other than the costs of our Manager’s employees who provide services to us), including, but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to our investments, investor relations expenses and other professional services, other costs and expenses not specifically required under our management agreement to be borne by our Manager, and other costs our Independent Trustees may agree to. Some of these overhead, professional and other services are provided by RMR LLC pursuant to a shared services agreement between our Manager and RMR LLC. We are also obligated to pay our pro rata share of RMR LLC’s costs for providing our internal audit function. Our obligation to reimburse our Manager for certain shared services costs may reduce our Manager’s incentive to efficiently manage those costs, which may increase our costs.

Our management agreement is between related parties and its terms may be less favorable to us than if they had been negotiated on an arm’s length basis with an unrelated party.

Our management agreement is between related parties and its terms, including the fees payable to our Manager, may be less favorable to us than if they had been negotiated on an arm’s length basis with an unrelated party. Pursuant to the terms of our management agreement, we are required to reimburse our Manager for the fees and other costs it pays to RMR LLC for shared services RMR LLC provides with respect to us. Because of the relationships among us, our Manager and RMR LLC, the terms of our management agreement were not negotiated on an arm’s length basis, and we cannot be sure that these terms are as favorable to us as they would have been if they had been negotiated on an arm’s length basis with an unrelated party.

Terminating our management agreement without a cause event may be difficult and will require our payment of a substantial termination fee.

Termination of our management agreement without a cause event will be difficult and costly. We may not terminate our management agreement during its initial term through December 31, 2023. Our Independent Trustees will review our Manager’s performance and the management fees annually and, following the initial term ending December 31, 2023, our management agreement may be terminated annually without a cause event upon the affirmative vote of at least two-thirds of our Independent Trustees based upon a determination that (1) our Manager’s performance is unsatisfactory and materially detrimental to us or (2) the base management fee and incentive fee, taken as a whole, payable to our Manager are not fair to us (in the case of (2), provided that our Manager will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). We will be required to provide our Manager with 180 days’ prior written notice of any such termination. Additionally, in the event our management agreement is terminated by us without a cause event or by our Manager for a material breach, we will be required to pay our Manager a termination fee equal to (1) three times the sum of (a) the average annual base management fee and (b) the average annual incentive fee, in each case paid or payable to the Manager during the twenty-four (24) month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by our Manager during such period, plus (ii) $1,600,000. These provisions increase the cost to us of terminating our management agreement and adversely affect our ability to terminate our Manager or not renew our management agreement without a cause event. These terms of our management agreement may discourage a change in our control, including a change of control of us, which might result in payment of a premium for our common shares.

Our Manager does not guaranty our performance; moreover, we could experience poor performance or losses for which our Manager would not be liable. Our Manager’s liability is limited under our management agreement, and we have agreed to indemnify our Manager against certain liabilities.

Our Manager maintains a contractual as opposed to a fiduciary relationship with us. Our Manager does not guaranty our performance. Pursuant to our management agreement, our Manager does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of our Board of Trustees in following or declining to follow its advice or recommendations. We could experience poor performance or losses for which our Manager would not be liable. Under the terms of our management agreement, our Manager and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel will not be liable to us or any of our Trustees, shareholders or subsidiaries for any acts or omissions related to the
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provision of services to us under our management agreement, except by reason of acts or omissions that are proved to constitute bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of our Manager under our management agreement. In addition, under the terms of our management agreement, we agree to indemnify, hold harmless and advance expenses to our Manager and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel from and against all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, including all reasonable attorneys’, accountants’, and experts’ fees and expenses, arising from acts or omissions related to the provision of services to us or the performance of any matter pursuant to an instruction by our Board of Trustees, except to the extent it is proved that such acts or omissions constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of our Manager under our management agreement. Such persons will also not be liable for trade errors that may result from ordinary negligence, including errors in the investment decision making or trade process.

Our Manager may change its processes for identifying, evaluating and managing investments and the personnel performing those functions for us without our or our shareholders’ consent at any time.

Our Manager may change its personnel and processes for identifying, evaluating and managing investments for us without our or our shareholders’ consent at any time. In addition, we cannot be sure that our Manager will follow its processes. Changes in our Manager’s personnel and processes may result in fewer investment opportunities for us, inferior diligence and underwriting standards or adversely affect the collection of payments on, and the preservation of our rights with respect to, our investments, any of which may adversely affect our operating results.

Our management agreement permits our Trustees and officers, our Manager and its affiliates, including RMR LLC, and their respective directors, trustees, officers, agents and employees to retain business opportunities for their own benefit and to compete with us.

In recognition of the fact that our Trustees and officers, our Manager and its affiliates, including RMR LLC, and their respective directors, trustees, officers, agents and employees may engage in other activities or lines of business similar to those in which we engage, our management agreement provides that if such a person acquires knowledge of a potential business opportunity, we renounce, on our behalf and on behalf of our subsidiaries, any potential interest or expectation in, or right to be offered or to participate in, such business opportunity to the maximum extent permitted by Maryland law. Accordingly, to the maximum extent permitted by Maryland law (1) no such person is required to present, communicate or offer any business opportunity to us or any subsidiaries and (2) such persons, on their own behalf and on behalf of our Manager, any affiliate of such person or our Manager and any other person to which such person, RMR LLC or any of their subsidiaries provide management services, will have the right to hold and exploit any business opportunity, or to direct, recommend, offer, sell, assign or otherwise transfer such business opportunity to any person other than us. Consequently, our management agreement permits our Trustees and officers and our Manager and its affiliates, including RMR LLC, to engage in activities that compete with us.

Disputes with our Manager may be referred to binding arbitration, which follow different procedures than in-court litigation and may be more restrictive to shareholders asserting claims than in-court litigation.

Our management agreement with our Manager provides that any dispute arising thereunder will be referred to mandatory, binding and final arbitration proceedings if we, or any other party to such dispute, unilaterally so demands. As a result, we and our shareholders would not be able to pursue litigation in state or federal court against our Manager, if we or any other parties against whom the claim is made unilaterally demands the matter be resolved by arbitration. In addition, the ability to collect attorneys’ fees or other damages may be limited in the arbitration proceedings, which may discourage attorneys from agreeing to represent parties wishing to bring such litigation.

We may be at an increased risk for dissident shareholder activities due to perceived conflicts of interest arising from our management structure and relationships.

Companies with business dealings with related persons and entities may more often be the target of dissident shareholder trustee nominations, dissident shareholder proposals and shareholder litigation alleging conflicts of interest in their business dealings. Our relationships with our Manager, RMR LLC, their affiliates and entities to which they provide management services, Adam D. Portnoy and other related persons of RMR LLC may precipitate such activities. These activities, if instituted against us, could result in substantial costs, and diversion of our management’s attention and could have a material adverse impact on our reputation and business.

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Our Manager is subject to extensive regulation as an investment adviser, which could adversely affect its ability to manage our business.

Our Manager is subject to regulation as an investment adviser by various regulatory authorities that are charged with protecting the interests of its clients, including us. Our Manager could be subject to civil liability, criminal liability or sanction, including revocation of its registration as an investment adviser, censures, fines or temporary suspension or permanent bar from conducting business, if it is found to have violated any of the laws or regulations governing investment advisers. Any such liability or sanction could adversely affect our Manager’s ability to manage our business. Our Manager must continually address conflicts between its interests and those of its clients, including us. In addition, the SEC and other regulators have increased their scrutiny of conflicts of interest. Our Manager has procedures and controls that are reasonably designed to address these issues. However, appropriately dealing with conflicts of interest is complex and difficult and if our Manager fails, or appears to fail, to deal appropriately with conflicts of interest, it could face litigation or regulatory proceedings or penalties, any of which could adversely affect its ability to manage our business.

Risks Related to Our Organization and Structure

Ownership limitations and certain provisions in our declaration of trust and bylaws, as well as certain provisions of Maryland law, may deter, delay or prevent a change in our control or unsolicited acquisition proposals.

Our declaration of trust prohibits any shareholder, other than our Manager, RMR LLC and their affiliates (as defined) and certain persons who have been exempted by our Board of Trustees, from owning, directly and by attribution, more than 9.8% (in value or number of shares, whichever is more restrictive) of any class or series of our outstanding shares of beneficial interest, including our common shares. This provision of our declaration of trust is intended to, among other purposes, assist with our REIT compliance under the IRC and otherwise promote our orderly governance. However, this provision may also inhibit acquisitions of a significant stake in us and may deter, delay or prevent a change of control of us or unsolicited acquisition proposals that a shareholder may consider favorable. Additionally, provisions contained in our declaration of trust and bylaws or under Maryland law may have a similar impact, including, for example, provisions relating to:
•the division of our Trustees into three classes, with the term of one class expiring each year;
•limitations on shareholder voting rights with respect to certain actions that are not approved by our Board of Trustees;
•the authority of our Board of Trustees, and not our shareholders, to adopt, amend or repeal our bylaws and to fill vacancies on our Board of Trustees;
•shareholder voting standards which require a supermajority of shares for approval of certain actions;
•the fact that only our Board of Trustees, or, if there are no Trustees, our officers, may call shareholder meetings and that shareholders are not entitled to act without a meeting;
•required qualifications for an individual to serve as a Trustee and a requirement that certain of our Trustees be “Managing Trustees” and other Trustees be “Independent Trustees,” as defined in our governing documents;
•limitations on the ability of our shareholders to propose nominees for election as Trustees and propose other business to be considered at a meeting of our shareholders;
•limitations on the ability of our shareholders to remove our Trustees;
•the authority of our Board of Trustees to create and issue new classes or series of shares (including shares with voting rights and other rights and privileges that may deter a change of control of us) and issue additional common shares;
•restrictions on business combinations between us and an interested shareholder that have not first been approved by our Board of Trustees (including a majority of Trustees not related to the interested shareholder); and
•the authority of our Board of Trustees, without shareholder approval, to implement certain takeover defenses.

As changes occur in the marketplace for corporate governance policies, the above provisions may change, be removed, or new ones may be added.

Our rights and the rights of our shareholders to take action against our Trustees and officers are limited.

Our declaration of trust provides that to the maximum extent permitted by Maryland law in effect from time to time to limit the liability of trustees and officers of a statutory trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages.

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Our declaration of trust and indemnification agreements require us to indemnify, to the maximum extent permitted by Maryland law, any present or former Trustee or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in these and certain other capacities. In addition, we may be obligated to pay or reimburse the expenses incurred by our present and former Trustees and officers without requiring a preliminary determination of their ultimate entitlement to indemnification.

As a result, we and our shareholders may have more limited rights against our present and former Trustees and officers than might otherwise exist absent the provisions in our declaration of trust and indemnification agreements or that might exist with other companies, which could limit our shareholders’ recourse in the event of actions not in their best interest.

Our bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain actions and proceedings that may be initiated by our shareholders, which could limit our shareholders’ ability to obtain a judicial forum they deem favorable for disputes with us or our Trustees, officers, manager, agents or employees.

Our bylaws currently provide that, unless the dispute has been referred to binding arbitration, the Circuit Court for Baltimore City, Maryland will be the sole and exclusive forum for: (1) any derivative action or proceeding brought on our behalf; (2) any action asserting a claim for breach of a duty owed by any Trustee, officer, manager, agent or employee of ours to us or our shareholders; (3) any action asserting a claim against us or any Trustee, officer, manager, agent or employee of ours arising pursuant to Maryland law, our declaration of trust or bylaws brought by or on behalf of a shareholder, either on his, her or its own behalf, on our behalf or on behalf of any series or class of our shareholders or shareholders against us or any Trustee, officer, manager, agent or employee of ours, including any claims relating to the meaning, interpretation, effect, validity, performance or enforcement of our declaration of trust or bylaws; or (4) any action asserting a claim against us or any Trustee, officer, manager, agent or employee of ours that is governed by the internal affairs doctrine. The exclusive forum provision of our bylaws does not apply to any action for which the Circuit Court for Baltimore City, Maryland does not have jurisdiction. The exclusive forum provision of our bylaws does not establish exclusive jurisdiction in the Circuit Court for Baltimore City, Maryland for claims that arise under the Securities Act, the Exchange Act or other federal securities laws if there is exclusive or concurrent jurisdiction in the federal courts. Any person or entity purchasing or otherwise acquiring or holding any interest in our shares of beneficial interest shall be deemed to have notice of and to have consented to these provisions of our bylaws, as they may be amended from time to time. The exclusive forum provision of our bylaws may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder believes is favorable for disputes with us or our Trustees, officers, manager, agents or employees, which may discourage lawsuits against us and our Trustees, officers, manager, agents or employees.

We may change our operational, financing and investment policies without shareholder approval and we may become more highly leveraged, which may increase our risk of default under our debt obligations.

Our Board of Trustees determines our operational, financing and investment policies and may amend or revise our policies, including our policies with respect to our intention to remain qualified for taxation as a REIT, investments, growth, operations, indebtedness, capitalization and distributions, or approve transactions that deviate from these policies, without a vote of, or notice to, our shareholders. Policy changes could adversely affect the market price of our common shares and our ability to make distributions to our shareholders. Further, our organizational documents do not limit the amount or percentage of indebtedness, funded or otherwise, that we may incur. Our Board of Trustees may alter or eliminate our current policy on borrowing at any time without shareholder approval. If this policy changes, we could become more highly leveraged, which could result in an increase in our debt service costs. Higher leverage also increases the risk of default on our obligations. In addition, a change in our investment policies, including the manner in which we allocate our resources across our portfolio or the types of investments which we seek to make, may increase our exposure to interest rate risk, CRE lending market fluctuations and liquidity risk.

Our intention to remain exempt from registration under the 1940 Act imposes limits on our operations.

We conduct our operations so that neither we nor any of our subsidiaries is required to register as an investment company under the 1940 Act. We believe we will not be considered an investment company under Section 3(a)(1)(A) of the 1940 Act because we will not engage primarily, or hold ourselves out as being engaged primarily, in the business of investing, reinvesting or trading in securities. We may conduct our business, in whole or in part, through wholly or majority-owned subsidiaries. Under Section 3(a)(1)(C) of the 1940 Act, the securities issued by our subsidiaries that are excepted from the definition of “investment company” under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, together with any other investment securities we may own, may not have a combined value in excess of 40% of the value of our total assets (exclusive of U.S. Government securities and cash items) on an unconsolidated basis. This requirement limits the types of businesses in which we may engage through subsidiaries. In addition, the assets we may originate or acquire are limited by
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the provisions of the 1940 Act and the rules and regulations promulgated under the 1940 Act, which may adversely affect our business.

If the value of securities issued by our subsidiaries that are excepted from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act, together with any other investment securities we own, exceeds 40% of the value of our total assets (exclusive of U.S. Government securities and cash items) on an unconsolidated basis, or if one or more of our subsidiaries fails to maintain an exception or exemption from the 1940 Act, we could, among other things, be required to either (1) substantially change the manner in which we conduct our operations to avoid being required to register as an investment company under the 1940 Act or (2) register as an investment company under the 1940 Act, either of which could have an adverse effect on us and the market price of our common shares. If we or any of our subsidiaries were required to register as an investment company under the 1940 Act, the registered entity would become subject to substantial regulation with respect to capital structure (including the ability to use leverage), management, operations, transactions with affiliated persons (as defined in the 1940 Act), portfolio composition, including restrictions with respect to diversification and industry concentration and compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

Failure to maintain our exemption from registration under the 1940 Act also would require us to significantly restructure our investment strategy. For example, because affiliate transactions are generally prohibited under the 1940 Act, we would not be able to enter into transactions with any of our affiliates if we were required to register as an investment company under the 1940 Act, and we might be required to terminate our management agreement with our Manager and any other agreements with affiliates, which could have a material adverse effect on our ability to operate our business and pay distributions. If we were required to register as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts might be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business.

We expect that we and certain of our subsidiaries that we may form in the future will rely upon the exemption from registration as an investment company under the 1940 Act pursuant to Section 3(c)(5)(C) of the 1940 Act, which is available for entities “primarily engaged” in the business of “purchasing or otherwise acquiring mortgages and other liens on and interests in real estate”. This exemption generally requires that at least 55% of our or each of our applicable subsidiaries’ assets must be comprised of qualifying real estate assets and at least 80% of our or each of our applicable subsidiaries’ portfolios must be comprised of qualifying real estate assets and real estate related assets under the 1940 Act. To the extent that we or any of our subsidiaries rely on Section 3(c)(5)(C) of the 1940 Act, we expect to rely on guidance published by the SEC staff or on our analyses of such guidance to determine which assets are qualifying real estate assets and real estate related assets. However, the SEC’s guidance is more than 25 years old and was issued in accordance with factual situations that may be different from ours. We cannot be sure that the SEC staff will concur with our classification of our assets. In addition, the SEC staff may, in the future, issue further guidance that may require us to re-classify our assets for purposes of qualifying for an exemption from registration under the 1940 Act. If we are required to re-classify our assets, we may no longer be in compliance with the exclusion from the definition of an “investment company” provided by Section 3(c)(5)(C) of the 1940 Act. To the extent that the SEC staff publishes new or different guidance with respect to any assets we have determined to be qualifying real estate assets, we may be required to adjust our strategy accordingly. In addition, we may be limited in our ability to make certain investments, and these limitations could result in one of our subsidiaries holding assets we might wish to sell or selling assets we might wish to hold.

The SEC has not published guidance with respect to the treatment of CMBS for purposes of the Section 3(c)(5)(C) exemption. Unless we receive further guidance from the SEC or its staff with respect to CMBS, we intend to treat CMBS as a real estate related asset.

We or certain of our subsidiaries may also rely on the exemption provided by Section 3(c)(6) of the 1940 Act. The SEC staff has issued little interpretive guidance with respect to Section 3(c)(6) of the 1940 Actand any future guidance published by the staff may require us to adjust our strategy and our assets accordingly. We intend to structure and conduct our business in a manner that does not require our or our subsidiaries’ registration under the 1940 Actand, in so structuring and conducting our business, we may rely on any available exemption from registration, or exclusion from the definition of “investment company,” under the 1940 Act.

We determine whether an entity is one of our majority-owned subsidiaries. The 1940 Act defines a majority-owned subsidiary of a person as a company 50% or more of the outstanding voting securities of which are owned by such person, or by another company which is a majority-owned subsidiary of such person. The 1940 Act further defines voting securities as any security presently entitling the owner or holder thereof to vote for the election of directors of a company. We treat companies in which we own a majority of the outstanding voting securities as majority-owned subsidiaries for purposes of the 40% test described above. We have not requested the SEC to approve our treatment of any of our subsidiaries as a
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majority-owned subsidiary and the SEC has not done so. If the SEC were to disagree with our treatment of one or more of our subsidiaries as majority-owned subsidiaries, we might need to adjust our strategy and our assets in order to continue to pass the 40% test. Any such adjustment in our strategy or assets could have a material adverse effect on us.

We cannot be sure that the laws and regulations governing the 1940 Act status of REITs, including the SEC or its staff providing new or more specific or different guidance regarding these exemptions, will not change in a manner that adversely affects our operations. If we or our subsidiaries fail to maintain an exception or exemption from the 1940 Act, we could, among other things, be required either to (1) change the manner in which we conduct our operations to avoid being required to register as an investment company under the 1940 Act, (2) sell our assets in a manner that, or at a time when, we would not otherwise choose to do so or (3) register as an investment company, any of which could negatively affect the value of our common shares, the sustainability of our business, and our ability to make distributions, which could have an adverse effect on our business and the market price for our common shares.

Risks Related to Our Securities

Our distributions to our shareholders may be reduced or eliminated and the form of payment could change.

During 2020, we reduced our quarterly distributions to $0.10 per share a result of the decline in income from our portfolio holdings, including the impact from market declines related to COVID-19, and anticipated reductions in income as we transitioned our portfolio. We intend to continue to make regular quarterly distributions to our shareholders. However,

•our ability to sustain or increase the rate of distributions may be adversely affected if any of the risks described in this Annual Report occur, including the negative impact of the COVID-19 pandemic and its aftermath on our business, results of operations and liquidity;

•our making of distributions is subject to restrictions contained in the agreements governing our debt and may be subject to restrictions in future debt obligations we may incur; during the continuance of any event of default under the agreements governing our debt, we may be limited or in some cases prohibited from making distributions to our shareholders; and

•the timing, amount and form of any distributions will be determined at the discretion of our Board of Trustees and will depend on various factors that our Board of Trustees deems relevant, including, but not limited to our historical and projected income, our distributable earnings, our expectations of future capital requirements and operating performance and our expected needs for cash to pay our obligations and fund our investments, requirements to maintain our qualification for taxation as a REIT and limitations in our Master Repurchase Agreement.

For these reasons, among others, our distribution rate may decline or we may cease making distributions to our shareholders.

Further, in order to preserve liquidity, we may elect to pay distributions to our shareholders in part in a form other than cash, such as issuing additional common shares of ours to our shareholders, as permitted by the applicable tax rules.

Changes in market conditions could adversely affect the value of our securities.

As with other publicly traded equity securities and REIT securities, the value of our common shares and other securities depends on various market conditions that are subject to change from time to time. We believe that one of the factors that investors consider important in deciding whether to buy or sell equity securities of a REIT is the distribution rate, considered as a percentage of the price of the equity securities, relative to market interest rates. Interest rates have been at historically low levels for an extended period of time. There is a general market perception that REIT shares outperform in low interest rate environments and underperform in rising interest rate environments when compared to the broader market. The U.S. Federal Reserve has indicated that it does not expect to raise interest rates in response to the COVID-19 pandemic and current market conditions until at least the end of 2023. There can be no assurance, however, that the U.S. Federal Reserve will not raise rates prior to that time. If the U.S. Federal Reserve increases interest rates or if there is a market expectation of such increases, prospective purchasers of REIT equity securities may want to achieve a higher distribution rate. Thus, higher market interest rates, or the expectation of higher interest rates, could cause the value of our securities to decline.

We may use future debt leverage to pay distributions to our shareholders.

If our earnings are at any time insufficient to fund distributions to our shareholders at the level which may in the future be established by our Board of Trustees, we may pay distributions to our shareholders with the proceeds of borrowings or other
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leverage or from sales of our assets. The use of borrowings or sale proceeds for distributions may dilute our shareholders’ ownership interests in us. In addition, funding distributions to our shareholders from our future borrowings or asset sales may constitute a return of capital to our investors, which would have the effect of reducing our shareholders’ bases in our common shares.

Future issuances of debt or equity securities may adversely affect our shareholders.

Our ability to execute our business strategy depends on our access to an appropriate blend of debt financing, which may include secured and unsecured debt, and equity financing, which may include common and preferred shares. The interests of our existing shareholders could be diluted if we issue additional equity securities to finance future loan investments, to repay indebtedness or for other reasons. In addition, if we decide in the future to issue debt or equity securities that rank senior to our common shares, it is likely that they will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Also, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common shares and may result in further dilution to our shareholders. We and, indirectly, our shareholders, will bear the cost of issuing and servicing such securities. Because our decision to issue debt or equity securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or even estimate the amount, timing or nature of our future capital offerings. Thus, our shareholders will bear the risk of our future offerings reducing the market price of our common shares and diluting the value of their investments.

Risks Related to Our Taxation

Our failure to qualify or remain qualified for taxation as a REIT under the IRC could have significant adverse consequences.

We elected and qualify for taxation as a REIT under the IRC beginning with the 2020 tax year and intend to maintain that qualification thereafter. As a REIT, we generally will not pay federal or most state income taxes as long as we distribute all of our REIT taxable income and meet other qualifications set forth in the IRC. However, actual qualification for taxation as a REIT under the IRC depends on our satisfying complex statutory requirements, for which there are only limited judicial and administrative interpretations. We believe that we have been organized and have operated, and will continue to be organized and to operate, in a manner that will allow us to qualify for taxation as a REIT under the IRC, pursuant to our timely election with our first REIT income tax return. However, we cannot be sure that the IRS, upon review or audit, will agree with this conclusion. Furthermore, we cannot be sure that the federal government, or any state or other taxation authority, will continue to afford favorable income tax treatment to REITs and their shareholders.

Maintaining our qualification for taxation as a REIT under the IRC will require us to continue to satisfy tests concerning, among other things, the nature of our assets, the sources of our income and the amounts we distribute to our shareholders. In order to meet these requirements, it may be necessary for us to sell or forgo attractive investments.

If we fail to qualify or remain qualified for taxation as a REIT under the IRC, then our ability to raise capital might be adversely affected, we may be subject to material amounts of federal and state income taxes, our cash available for distribution to our shareholders could be reduced, and the market price of our common shares could decline. In addition, if we lose or revoke our qualification for taxation as a REIT under the IRC for a taxable year, we will generally be prevented from requalifying for taxation as a REIT for the next four taxable years.

REIT distribution requirements could adversely affect us and our shareholders.

We generally must distribute annually at least 90% of our REIT taxable income, subject to specified adjustments and excluding any net capital gain, in order to maintain our qualification for taxation as a REIT under the IRC. To the extent that we satisfy this distribution requirement, federal corporate income tax will not apply to the earnings that we distribute, but if we distribute less than 100% of our REIT taxable income, then we will be subject to federal corporate income tax on our undistributed taxable income. We intend to make distributions to our shareholders to comply with the REIT requirements of the IRC. In addition, we will be subject to a 4% nondeductible excise tax if the actual amount that we pay out to our shareholders in a calendar year is less than a minimum amount specified under federal tax laws.

From time to time, we may experience timing and other differences, for example on account of income and expense accrual principles under U.S. federal income tax laws, or on account of repaying outstanding indebtedness, whereby our available cash is less than, or does not otherwise correspond to, our taxable income. In addition, the IRC requires that income be taken into account no later than when it is taken into account on applicable financial statements, even if financial statements take such income into account before it would accrue under the original issue discount rules, market discount rules or other rules
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in the IRC. As a result, from time to time we may not have sufficient cash to meet our REIT distribution requirements. If we do not have other funds available in these situations, among other things, we may borrow funds on unfavorable terms, sell investments at disadvantageous prices or distribute amounts that would otherwise be invested in future acquisitions in order to make distributions sufficient to enable us to pay out enough of our taxable income to satisfy the REIT distribution requirement and to avoid corporate income tax and the 4% excise tax in a particular year. These alternatives could increase our costs or reduce our shareholders’ equity. Thus, compliance with the REIT distribution requirements may hinder our ability to grow, which could cause the market price of our common shares to decline.

We may be required to report taxable income from particular investments in excess of the economic income we ultimately realize from them.

We may acquire debt instruments in the secondary market for less than their face amount. Though the discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates, the amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is generally reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on commercial mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, we may not be able to benefit from any offsetting loss deductions.

Moreover, some of the CMBS that we might acquire may have been issued with original issue discount. We will be required to report such original issue discount based on a constant yield method and will be taxed based on the assumption that all future projected payments due on such CMBS will be made. If such CMBS turns out not to be fully collectable, an offsetting loss deduction will become available only in the later year that uncollectability is provable.

Finally, in the event that any debt instruments or CMBS acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, we may be required to accrue interest income with respect to subordinate CMBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectable. In each case, while we would in general ultimately have an offsetting loss deduction available to us when such interest was determined to be uncollectable, the utility of that deduction could depend on our having taxable income in that later year or thereafter.

We may in the future choose to pay dividends in our own shares, in which case you may be required to pay income taxes in excess of the cash dividends that you receive.

We may in the future distribute taxable dividends that are payable in part in our shares. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders may be required to pay income taxes with respect to these dividends in excess of the cash dividends received. If a shareholder sells the shares that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our shares at the time of the sale. Furthermore, with respect to some non-U.S. shareholders, we may be required to withhold U.S. federal income tax with respect to these dividends, including in respect of all or a part of the dividend that is payable in our shares. In addition, if a significant number of our shareholders determine to sell our shares in order to pay taxes owed on dividends paid in shares, then that may put downward pressure on the trading price of our shares.

Distributions to shareholders generally will not qualify for reduced tax rates applicable to “qualified dividends.”

Dividends payable by U.S. corporations to noncorporate shareholders, such as individuals, trusts and estates, are generally eligible for reduced U.S. federal income tax rates applicable to “qualified dividends.” Distributions paid by REITs generally are not treated as “qualified dividends” under the IRC and the reduced rates applicable to such dividends do not generally apply. However, for tax years beginning before 2026, REIT dividends paid to noncorporate shareholders are generally taxed at an effective tax rate lower than applicable ordinary income tax rates due to the availability of a deduction under the IRC for specified forms of income from passthrough entities. More favorable rates will nevertheless continue to apply to regular corporate “qualified” dividends, which may cause some investors to perceive that an investment in a REIT is less attractive than an investment in a non-REIT entity that pays dividends, thereby reducing the demand and market price of our common shares.

Even if we qualify and remain qualified for taxation as a REIT under the IRC, we may face other tax liabilities that reduce our cash flow.
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Even if we qualify and remain qualified for taxation as a REIT under the IRC, we may be subject to federal, state and local taxes on our income and assets, including taxes on any undistributed income, excise taxes, state or local income, property and transfer taxes, such as mortgage recording taxes, and other taxes. Also, some jurisdictions may in the future limit or eliminate favorable income tax deductions, including the dividends paid deduction, which could increase our income tax expense. In addition, in order to meet the requirements for qualification and taxation as a REIT under the IRC, prevent the recognition of particular types of non-cash income, or avert the imposition of a 100% tax that applies to specified gains derived by a REIT from dealer property or inventory, we may hold or dispose of some of our assets and conduct some of our operations through our taxable REIT subsidiaries, or TRSs, or other subsidiary corporations that will be subject to corporate level income tax at regular rates. In addition, while we intend that our transactions with our TRSs will be conducted on arm’s length bases, we may be subject to a 100% excise tax on a transaction that the IRS or a court determines was not conducted at arm’s length. Any of these taxes would decrease cash available for distribution to our shareholders.

The failure of assets subject to our repurchase agreement to qualify as real estate assets could adversely affect our ability to remain qualified for taxation as a REIT under the IRC.

We have entered into a financing arrangement that is structured as a sale and repurchase agreement pursuant to which we will nominally sell assets to the counterparty and simultaneously enter into an agreement to repurchase these assets at a later date in exchange for a purchase price. Economically, this agreement is a financing that is secured by the assets sold pursuant to the agreement. We believe that we will be treated for REIT asset and income test purposes as the owner of the assets that are the subject of this sale and repurchase agreement notwithstanding that we may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS may assert that we did not own the assets during the term of the sale and repurchase agreement, in which case our qualification for taxation as a REIT may be jeopardized.

Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

The REIT provisions of the IRC substantially limit our ability to hedge our assets and liabilities. Any income from a hedging transaction that we enter into to manage risk of interest rate changes with respect to borrowings made or to be made to acquire or carry real estate assets does not constitute “gross income” for purposes of the 75% or 95% gross income tests that we must satisfy in order to maintain our qualification for taxation as a REIT under the IRC. As a result, a qualifying hedge transaction will neither assist nor hinder our compliance with the 75% and 95% gross income tests. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of these gross income tests. As a result of these rules, we may limit our use of advantageous hedging techniques or implement some hedges through a TRS. This could increase the cost of our hedging activities because our TRS would be subject to tax on gains or expose us to greater risks associated with changes in the hedged items than we might otherwise want to bear. In addition, losses in our TRS will generally not provide any tax benefit, except for being carried forward against future taxable income in the TRS.

If we own assets or conduct operations that generate “excess inclusion income” outside of a TRS, our doing so could adversely affect our shareholders’ taxation and could cause our shares to become ineligible for inclusion in leading market indexes.

Some leading market indexes exclude companies whose dividends to shareholders constitute "unrelated business taxable income" as defined by Section 512 of the IRC, or UBTI. For purposes of the IRC, shareholder dividends attributable to a REIT’s “excess inclusion income” are treated as UBTI to specified investors, and thus REITs that generate excess inclusion income are generally not eligible for inclusion in these market indexes. Furthermore, REIT dividends attributable to excess inclusion income cause both the REIT and its shareholders to experience a range of disruptive and adverse U.S. federal income tax consequences, including the recognition of UBTI by specified tax-exempt shareholders, the unavailability of treaty benefits to non-U.S. shareholders and the unavailability of net operating losses to offset such income with respect to U.S. taxable shareholders. We do not intend to acquire assets or enter into financing or other arrangements that will produce excess inclusion income for our shareholders. As a result, we may forgo investment or financing opportunities that we would otherwise have considered attractive or implement these arrangements through a TRS, which would increase the cost of these activities because TRSs are subject to U.S. federal income tax. Furthermore, our analysis regarding our investments’ or activities’ potential for generating excess inclusion income could be subject to challenge or we could affirmatively modify our position regarding the generation of excess inclusion income in the future. In either case, our shareholders could suffer adverse tax consequences through the recognition of UBTI or the other adverse consequences that flow from excess inclusion income. Furthermore, in such an event, our shares could become ineligible for inclusion in those market indexes that exclude UBTI-generating stock, which could adversely affect demand for our shares and their market price.

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The tax on prohibited transactions limits our ability to engage in transactions, including some methods of securitizing mortgage loans that would be treated as sales for U.S. federal income tax purposes.

A REIT’s net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions at a gain of property, other than foreclosure property but including mortgage loans, held primarily for sale to customers in the ordinary course of business. If we were to dispose of or securitize loans in a manner that was treated as a sale of the loans for U.S. federal income tax purposes, those sales could be viewed as sales to customers in the ordinary course of business and to that extent subject to the 100% tax. Therefore, in order to avoid the prohibited transactions tax, we may choose not to engage in particular sales of loans or we may limit the structures we utilize for our dispositions or securitization transactions, even though the sales or structures might otherwise be beneficial to us.

Legislative or other actions affecting REITs could materially and adversely affect us and our shareholders.

The rules dealing with U.S. federal, state, and local taxation are constantly under review by persons involved in the legislative process and by the IRS, the U.S. Department of the Treasury, and other taxation authorities. Changes to the tax laws, with or without retroactive application, could materially and adversely affect us and our shareholders. We cannot predict how changes in the tax laws might affect us or our shareholders. New legislation, Treasury regulations, administrative interpretations or court decisions could significantly and negatively affect our ability to remain qualified for taxation as a REIT or the tax consequences of such qualification to us and our shareholders.

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Required Disclosure of Certain U.S. federal income tax Information
(unaudited)

For U.S. federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during the year ended December 31, 2020.

Dividend Received Deduction	Long Term Capital Gains Distribution	Qualified Income Distribution

$—	$4,964,033	$—

We also announced a deemed distribution of $0.783902 per share attributable to shareholders of record as of the close of business on December 31, 2020 and that such deemed distribution is characterized as long-term capital gain. We have provided questions and answers on our website (http://www.rmrmmortgagetrust.com/stock-informationt) regarding deemed distributions generally, as we believe the concept of deemed distributions may be new to many of our shareholders.

Our shareholders have been or will be advised on Internal Revenue Service Form 1099-DIV as to the federal tax status of the distributions received from us during calendar year 2020. You should consult with your own tax advisers as to the federal, state and local tax status of your distributions. In addition, we will provide information to our shareholders regarding the capital gains that we have retained and designated as a distribution.

Annual Meeting

The annual meeting date, time and place will be mentioned in the notice of meeting and proxy statement that will be filed with the SEC. A Notice of Internet Availability of Proxy Materials or other proxy materials will be mailed to the shareholders of record of the Trust.

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Consideration of Continuation of the Investment Advisory Agreement

On August 3, 2020, our Board of Trustees, including each of the Independent Trustees (which, at such time, as used in this section, refers to trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, or 1940 Act) of the Trust), considered and approved the renewal of our then existing investment advisory agreement with RMR Advisors for an additional one year term, in accordance with the requirements of the 1940 Act. On January 5, 2021, the SEC issued an order granting our request to deregister as an investment company under the 1940 Act. The issuance of the deregistration order enables us to proceed with full implementation of our new business mandate to operate as a REIT that focuses primarily on originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate, or the Business Change. In connection with the Business Change, we and RMR Advisors terminated our investment advisory agreement, and we entered into a new management agreement with Tremont Realty Advisors LLC, effective January 5, 2021.

The discussion below is a summary of the material factors and related conclusions that formed the basis for our Board of Trustees’ approval of the continuation of the investment advisory agreement at a meeting of our Board of Trustees held on August 3, 2020.

Our Board of Trustees consists of five trustees, three of whom are Independent Trustees and thus not interested persons of us as defined in the 1940 Act. Our other two trustees are Managing Trustees who are interested persons of us as defined in the 1940 Act and were affiliated with RMR Advisors. Our Board of Trustees met to consider whether to renew the investment advisory agreement and, as part of its deliberations, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustees. During the executive session the Independent Trustees engaged in a discussion of the matters described below, which were also considered by the full Board of Trustees, and reached the same conclusions as those attributed to the full Board of Trustees.

Our Board of Trustees considered the nature, extent and quality of services that RMR Advisors had provided to us and our predecessor funds; the quality and experience of personnel in RMR Advisors's organization, as well as the depth of such personnel at RMR Advisors; the experience and expertise of RMR Advisor as an investment adviser; the capacity and future commitment of RMR Advisor to perform its duties; the level of investment advisory fees to be paid by us, as compared to similar funds; RMR Advisors performance history as our investment adviser; the financial condition and profitability of RMR Advisor; the potential for economies of scale; and any indirect benefits to be derived by RMR Advisor from its relationship with us.

As part of our Board of Trustees’ consideration of the renewal of the investment advisory agreement, our Board of Trustees noted that, at a special meeting of shareholders held on April 16, 2020, our shareholders approved the Business Change. Our Board of Trustees recognized that we had begun implementing the Business Change, taking into consideration the recent and continued market volatility and economic disruption due to the COVID-19 pandemic, and evaluated the investment advisory agreement in light of the transitional phase applicable to our business and the unprecedented recent economic conditions and their impact on us.

In connection with considering our performance and expenses relative to other similar funds, our Board of Trustees was provided with a comparative fee and performance analysis of U.S. real estate closed end funds chosen by RMR Advisors, or the Advisor Peer Group, or the Advisor Report, and U.S. externally managed mortgage REITs chosen by RMR Advisors, or the REIT Comparison Group, or the REIT Comparison Report. In addition, our Board of Trustees considered the following matters in determining whether to renew the investment advisory agreement for an additional year:

Nature, Extent and Quality of the Services Provided by RMR Advisors

Our Board of Trustees considered the level and depth of knowledge of RMR Advisors. Our Board of Trustees took into account its familiarity with RMR Advisors and its management of us and our predecessor funds, noting our performance relative to the Advisor Peer Group. Our Board of Trustees also considered RMR Advisors's record of compliance with its own policies and procedures, RMR Advisors's record of adherence to our compliance policies and procedures and whether we had operated within our investment objectives. Additionally, our Board of Trustees considered the extent of specialized knowledge of RMR Advisors, noting that RMR Advisors specialized in the area of real estate investment management, and RMR Advisors's extensive access, through its affiliation with RMR LLC to real estate experts.

Our Board of Trustees considered RMR Advisor's commitment to the Business Change, noting that during our transition to a mortgage REIT, RMR Advisors's intended to sell our existing investments and transition our portfolio into commercial mortgage debt or other permitted investments as opportunities within the new investment scope arose, subject to compliance requirements and other business considerations. Our Board of Trustees then considered RMR Advisors's investment process with respect to sourcing investments in first mortgage whole loans, including the role of RMR Advisors's Investment Committee. Our Board of Trustees noted that while the RMR Advisor's Investment Committee process would be followed as
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we transitioned our portfolio, Messrs. Portnoy and Diaz would continue to be jointly and primarily responsible for the day-to-day management of our portfolio until we received the deregistration order from the SEC.

Our Board of Trustees also considered that if we received a deregistration order from the SEC, it was anticipated that we would consider entering into a new management agreement with RMR Advisors or an affiliate of RMR Advisors, who would: (a) perform our day-to-day activities as a public company operating as a mortgage REIT; (b) source, analyze and close our investments; (c) arrange our financings; (d) perform our asset management functions by monitoring the performance of our borrowers and the maintenance of our collateral; and (e) when necessary, enforce our loan and security rights.

Advisory Fees, Other Expenses and Investment Performance

Our Board of Trustees reviewed a comparative analysis of our advisory expense and total expenses to those of the Advisor Peer Group and to the REIT Comparison Group. Our Board of Trustees first evaluated our net advisory fee ratio against the Advisor Peer Group, noting that the members of the Advisor Peer Group generally had net advisory fee ratios lower than ours. Our Board of Trustees in particular considered and discussed that we shared the highest net advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group. Our Board of Trustees next reviewed a comparative analysis of our management fee to those of the REIT Comparison Group. Our Board of Trustees considered that our existing management fee will remain in place until we obtained the deregistration order from the SEC and that the management fee under the investment advisory agreement was lower than the typical management fee paid by mortgage REITs. Our Board of Trustees noted that we expect to receive the benefit of establishing a portfolio of mortgage loans at a cost lower than would otherwise be expected to apply to a newly established mortgage REIT and that RMR Advisors incurred expenses associated with the Business Change of approximately $1.6 million, including our third party expenses in connection with our special meeting of shareholders held in 2020 to consider approval of the Business Change. Our Board of Trustees then considered the absolute level of our advisory fee rate and overall expenses. Our Board of Trustees, after considerable discussion and analysis, then expressed its view that our advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that our expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by RMR Advisors, RMR Advisors’s commitment to establish a mortgage loan portfolio at below market rates of compensation and RMR Advisors's funding of certain of our expenses associated with the Business Change.

In evaluating our performance and the performance of RMR Advisors, our Board of Trustees also considered and discussed that it reviews, on a regular basis, our performance results, portfolio composition and investment strategies. In connection with its evaluation of RMR Advisors's performance in managing our portfolio, our Board of Trustees considered our performance results contained in the Advisor Report and the REIT Comparison Report. Our Board of Trustees considered the Advisor Report as of July 29, 2020 and noted that we underperformed relative to the Advisor Peer Group for the one, three and five year periods. Our Board of Trustees also considered the Advisor Report as of July 29, 2020 and noted that our NAV underperformance relative to the MSCI U.S. REIT Total Return Index, or the Index, an unmanaged index of U.S. real estate common stocks, for the one, three, and five year periods ended July 29, 2020, but slightly favorable NAV performance relative to the Index for the year to date. Our Board of Trustees noted that the Index was a relevant benchmark because we invest in the common stocks of REITs covered by the Index. Our Board of Trustees noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Our Board of Trustees then considered the REIT Comparison Report as of June 30, 2020 and noted that our performance was comparable to the average of the REIT Comparison Group for the one-year period. Our Board of Trustees also recognized and discussed the considerable economic turmoil caused by the ongoing COVID-19 pandemic, the general state of the financial markets and the economy, RMR Advisors's management of our business during the COVID-19 pandemic and the impacts the COVID-19 pandemic has had on us relative to comparable funds and the reasons therefor.

Our Board of Trustees then had a general discussion of our market price discount to our NAV. Our Board of Trustees noted in particular that it received information on a quarterly basis regarding our discount to NAV and that it monitored both our discount and efforts undertaken by RMR Advisors to narrow our discount. In this respect, our Board of Trustees reviewed and discussed various initiatives considered by our Board of Trustees and undertaken by RMR Advisors to seek to narrow our discount, including, among other initiatives, the Business Change. Our Board of Trustees then indicated its satisfaction with RMR Advisors's performance in light of the ongoing transition occasioned by the implementation of the Business Change, as well as the unprecedented ongoing economic conditions, and determined that approving the investment advisory agreement would be in our best interests and the best interests of our shareholders.

Profitability and Financial Condition of RMR Advisors

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Our Board of Trustees discussed the experience of RMR Advisors in general and considered RMR Advisors's financial statements as of June 30, 2020 and the projected financial information for the current fiscal year and RMR Advisors's financial condition. Our Board of Trustees noted that, while fees paid to RMR Advisors had declined over the past 12 months, primarily due to decreases in the average net asset value of our portfolio in 2020, RMR LLC remained well capitalized and committed to the performance of RMR Advisors. Our Board of Trustees also considered that RMR Advisors incurred expenses associated with the Business Change of approximately $1.6 million, including our third party expenses in connection with our special meeting of shareholders held in 2020 to consider the approval of the Business Change. Our Board of Trustees considered that the existing management fee of 0.85% of our daily managed assets would remain in place until we received an order from the SEC declaring that we have been deregistered as an investment company under the 1940 Act and we become a mortgage REIT and enter into a new management agreement with RMR Advisors or an affiliate of RMR Advisors and that this fee is substantially less than the market management fee of 1.50% generally paid by commercial mortgage REITs to their advisers.

Our Board of Trustees considered and discussed RMR Advisors's commitment to us, noting in particular the expressed commitment of Mr. Portnoy to us and the Business Change. Upon reviewing this information, our Board of Trustees concluded that RMR Advisors continued to have the financial wherewithal to perform the services required under the investment advisory agreement.

Economies of Scale

Our Board of Trustees considered the potential economies of scale that we could realize. Our Board of Trustees noted that certain economies of scale and operational efficiencies may have been achieved in connection with our merger with Old RMR Real Estate Income Fund in January 2012. Our Board of Trustees also noted that our asset base increased in 2017 as a result of a rights offering and our expenses declined further on a per share basis. In particular, our Board of Trustees recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread over our larger asset base than before the 2012 merger and the rights offering, as applicable. Our Board of Trustees considered that our existing management fee of 0.85% of our daily managed assets is substantially less than the market base management fee of 1.50% generally paid by commercial mortgage REITs to their advisers. Our Board of Trustees concluded that, to the extent any economies of scale were able to be achieved as a result of operational efficiencies, they were appropriately reflected in our expense structure.

Other Benefits to RMR Advisors

Our Board of Trustees also considered the indirect benefits to be derived by RMR Advisors from its relationship with us. In particular, our Board of Trustees considered that RMR Advisors may realize the value of research it receives from brokers when determining best execution of portfolio transactions, and that we may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions we paid may be used to obtain research related services that may benefit RMR Advisors and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to us of the availability of such research to RMR Advisors and the relatively low absolute additional potential brokerage expenses associated with this practice, our Board of Trustees did not consider this a material factor in its analysis. Additionally, our Board of Trustees noted that RMR Advisors had reported that the brokers with whom it has placed portfolio transactions on our behalf to date typically have not conditioned the availability of research on commission related factors.

Our Board of Trustees considered that we had entered into a separate administration agreement with RMR Advisors. Our Board of Trustees noted that, pursuant to the administration agreement, RMR Advisors had engaged a third party subadministrator to perform substantially all of our fund accounting and other administrative services. Our Board of Trustees considered that the only compensation RMR Advisors has been paid under the administration agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. Our Board of Trustees discussed that, to date, amounts paid or payable by us to RMR Advisors under the administration agreement have been limited to reimbursements for the fees charged to RMR Advisors for us by the third party subadministrator and reimbursement payments to RMR Advisors for compliance and internal audit services, which were authorized by the Compensation Committee and our Board of Trustees, and separately the Independent Trustees. Our Board of Trustees noted its previous conclusion that the administration agreement was in our best interests and the best interests of our shareholders, that the services performed pursuant to the administration agreement are required for our operation, that RMR Advisors provides services of a nature and quality which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the administration agreement are fair and reasonable in light of the usual and customary charges made by unaffiliated service providers for services of the same nature and quality.

Conclusion
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In considering the continuation of the investment advisory agreement, our Board of Trustees noted that it did not identify any single factor as controlling. Based on the Trustees’ evaluation of all factors that they deemed to be relevant, our Board of Trustees, including each of the Independent Trustees, concluded that (i) RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement; (ii) RMR Advisors maintains an appropriate compliance program; (iii) our performance is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors; and (v) approval of the continuation of the investment advisory agreement for an additional one year term was in our best interests and the best interests of our shareholders.
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RMR Mortgage Trust
The following information describes the Dividend Reinvestment and Cash Purchase Plan in effect on December 31, 2020.
Dividend Reinvestment Plan
Our board of trustees has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan. If you are a registered shareholder of our common shares, you may elect to participate in the Plan. You are not eligible to participate in the Plan if you hold our common shares in “street name”, but your bank or broker may have its own dividend reinvestment plan that you may be able to participate in. You need to contact your bank or broker to determine if it offers such a plan, whether you are eligible to participate and how you can enroll in that plan.
If you are a registered shareholder and you elect to participate in the Plan, you will have all your cash distributions invested in common shares. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from us. The plan agent will use all funds received from participants through the Cash Purchase Option to purchase our shares in the open market or will return such funds to participants. If you do not elect to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.
The number of our common shares you will receive if you participate in the Plan will be determined as follows:
(1)     If, on a distribution payment date for us the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase our common shares in the open market, on the Nasdaq or elsewhere, for your account prior to the next ex-dividend date (or 30 days after the distribution payment date, whichever is sooner). It is possible that the market price for our common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by us. Interest will not be paid on any uninvested amounts.

(2)     If, on the distribution payment date for us, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, we will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)     The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.
You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.
                                                 57

The plan agent is not authorized to make any purchases of shares for a "Prohibited Account". A "Prohibited Account" is an account of any participant whose share ownership (aggregating Plan shares and shares owned outside the Plan) exceeds 9.8% of our total outstanding shares, or whose share ownership we reasonably believes would exceed 9.8% of our total outstanding shares after giving effect to a dividend reinvestment coupled with a maximum $10,000 voluntary cash payment purchase. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.
We will pay the plan agent's administrative fees. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option.
We may amend or terminate our Plan or the Cash Purchase Option if our board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.
Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of those distributions even though you do not receive any cash.
All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

* Shareholders who hold our shares in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-in Cash Purchase Option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

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Trustees and Officers

Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Interested Trustees[3]

Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Trust; from 2007 to 2021; (Class II Trustee since 2009)	Director of RMR Advisors from 2007 until January 2021, when RMR Advisors merged with Tremont Realty Advisors LLC; President of RMR Advisors from 2007 to 2017 and Chief Executive Officer of RMR Advisors from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2005; President and Chief Executive Officer of the Trust from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust since 2007; Managing Trustee of Diversified Healthcare Trust since 2007; Managing Trustee of Office Properties Income Trust since 2009; Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; Director and controlling shareholder of Sonesta Holdco Corporation; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves as the chair of the Board of Directors of Pioneer Institute; currently serves as a member of AJC New England's Leadership Board; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was an investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.	1
See notes on page 60.
                                                 59

Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]
Matthew P. Jordan [4] (1975)	Class III Managing Trustee of the Trust to serve until 2022; (Class III Trustee since 2021)
Director of RMR Advisors from 2019 until January 2021, when RMR Advisors merged with Tremont Realty Advisors LLC; Executive Vice President, Chief Financial Officer and Treasurer of RMR Advisors from 2017 until January 2021, when RMR Advisors merged with Tremont Realty Advisors LLC; Executive Vice President, Chief Financial Officer and Treasurer of RMR LLC since 2017; Senior Vice President, Chief Financial Officer and Treasurer of RMR LLC from 2012 to 2017; Chief Accounting Officer of RMR LLC in 2012; Managing Trustee of Tremont Mortgage Trust since 2021; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2021; Executive Vice President, Chief Financial Officer and Treasurer of Tremont Realty Advisors LLC from 2017 to 2020; and Vice President, Chief Financial Officer and Treasurer of Tremont Realty Advisors LLC from 2016 to 2017.
1
See notes on page 60.
.

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Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Independent Trustees

John L. Harrington (1936)	Class I Independent Trustee to serve until 2023; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Service Properties Trust since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Diversified Healthcare Trust since 1999; Independent Trustee of Office Properties Income Trust since 2009; and Independent Trustee of Tremont Mortgage Trust since 2017.	1

Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust from 2017 to 2020; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2009 and Lead Independent Trustee from 2015 to 2018; Independent Trustee of Office Properties Income Trust since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not for profit regional hospital.	1
See notes on page 60.
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Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Barbara D. Gilmore (1950)	Class III Independent Trustee to serve until 2022; since 2020	Professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts (2015 to 2018); and Central Division of the District of Massachusetts (2001 to 2015); Partner at Sullivan & Worcester LLP (1993 to 2000); Independent Director of Five Star Senior Living Inc. since 2004; Independent Director of TravelCenters of America Inc since 2007 and Lead Independent Director since 2019; Independent Trustee of Office Properties Trust since 2009.	1
_________________________
1.The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
2.RMR Funds was a fund complex consisting of the Trust until January 5, 2021, when the Trust was deregistered as an investment company pursuant to the deregistration order.
3. Prior to the Trust's receipt of the deregistration order, Adam Portnoy and Jennifer B. Clark were each considered an “interested person”, as defined by the 1940 Act, of the Trust as a result of their ownership of, and/or current positions with, RMR Advisors, the Trust’s investment adviser, The RMR Group LLC (the parent of RMR Advisors), and The RMR Group Inc. (a majority owner of RMR Advisors). As of January 5, 2021, Adam D. Portnoy and Matthew P. Jordan each qualify as a "Managing Trustee" in accordance with the requirements of the Nasdaq, the SEC and the Trust's currently effective governing documents.
4.The Board of Trustees, based on the recommendation of the Board's Nominating and Governance Committee, elected Matthew P. Jordan as a Managing Trustee to fill the vacancy created by the resignation of Jennifer B. Clark as Managing Trustee in Class III. Ms. Clark's resignation was effective January 5, 2021, and Mr. Jordan's election was effective upon her resignation.

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Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]
Officers [3]

Thomas J. Lorenzini (1966)	President (serves at the discretion of the Board of Trustees); since 2021	President of Tremont Mortgage Trust since 2021; Vice President of Tremont Realty Advisors LLC and RMR LLC since 2020; Vice President of RMR Advisors from 2020 to 2021, when RMR Advisors merged with Tremont Realty Advisors LLC; Managing Director, Capital Markets of Tremont Realty Capital (the trade name of Tremont Realty Advisors LLC) since 2019; Senior Director Capital Markets of Tremont Realty Capital from 2016 to 2019; Founding member of Tremont Realty Advisors's predecessor business.	1

G. Douglas Lanois (1960)	Chief Financial Officer and Treasurer (serves at the discretion of the Board of Trustees); since 2021
Chief Financial Officer and Treasurer of Tremont Mortgage Trust since 2017; Chief Financial Officer and Treasurer of Tremont Realty Advisors LLC since 2021; Senior Vice President of Tremont Realty Advisors LLC and RMR LLC since 2018 and RMR Advisors LLC from 2019 to 2021, when RMR Advisors LLC merged with Tremont Realty Advisors LLC; Vice President of Tremont Realty Advisors LLC and RMR LLC from 2016 and 2018; Chief Financial Officer and Portfolio Manager of Tremont Realty Capital, LLC from 2004 and 2016; Chief Financial Officer of CRES Development Company, Inc., from 2003 to 2004; and Vice President and Controller at Pembroke Real Estate, the real estate development and management division of FMR LLC, from 1998 to 2002.
			1

Jennifer B. Clark (1961)	Secretary (serves at the discretion of the Board of Trustees); since 2002	Chief Legal Officer of the Trust from 2002 to 2021; Managing Trustee of the Trust from 2019 to 2021; President and Chief Executive Officer of RMR Advisors from 2019 until 2021, when RMR Advisors merged with Tremont Realty Advisors LLC; Director of RMR Advisors from 2015, Secretary of RMR Advisors from 2002 and General Counsel of RMR Advisors from 2017, and in each case, until RMR Advisors merged with Tremont Realty Advisors LLC; Executive Vice President of RMR Advisors from 2017 to 2018, Vice President of RMR Advisors from 2007 to 2017, and Chief Legal Officer of RMR Advisors from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018; Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Managing Director of The RMR Group Inc. since 2018; Managing Trustee of Diversified Healthcare Trust since 2018; Managing Director of Five Star Senior Living Inc. since 2020; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta Holdco Corporation since 2012; Secretary of Service Properties Trust since 2008; Secretary of Diversified Healthcare Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017; and Secretary of Select Income REIT from 2011 to 2018.	1
See notes on page 62.
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Name, Address and Year of Birth[1]	Position held with the Trust, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]
Vern D. Larkin (1970)	Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of the Trust (served at the discretion of the Board or Trustees) from 2012 until 2021; Chief Compliance Officer of RMR Advisors from 2012 and Director of Internal Audit from 2017, in each case, until 2021, when RMR Advisors LLC merged with Tremont Realty Advisors LLC; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Service Properties Trust, Office Properties Income Trust, Diversified Healthcare Trust, Five Star Senior Living Inc. and TravelCenters of America Inc. since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; and attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.	1

________________________
1.The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
2.RMR Funds was a fund complex consisting of the Trust until January 5, 2021, when the Trust was deregistered as an investment company pursuant to the deregistration order.
3.Fernando Diaz, President, and Brian E. Donley, Chief Financial Officer and Treasurer, resigned from the Trust effective January 5, 2021. On January 5, 2021, the Board also approved eliminating the offices of the Chief Legal Officer and Chief Compliance Officer.
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WWW.RMRMORTGAGETRUST.COM

Item 2. Code of Ethics.

a.As of the period ended December 31, 2020, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

c.The registrant has not made any reportable amendment to its code of ethics during the covered period.

d.The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

e.The registrant's code of ethics has been posted on its Internet website at http://www.rmrmortgagetrust.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

(a)(1)The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the “Audit Committee”) that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

(b)(1)The name of the audit committee financial expert is John L. Harrington. Mr. Harrington has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a.Audit Fees: The aggregate fees billed by the registrant’s independent accountant for audit services were $48,000 for the fiscal year ended December 31, 2020, and $40,000 for the fiscal year ended December 31, 2019.

b.Audit-Related Fees: The aggregate fees billed by the registrant’s independent accountant for audit-related services were zero for the fiscal years ended December 31, 2020 and December 31, 2019.

c.Tax Fees: The aggregate fees billed by the registrant’s independent accountant for tax compliance services were $9,100 during the fiscal year ended December 31, 2020, and $8,750 during the fiscal year ended December 31, 2019.

d.All Other Fees: The aggregate fees billed by the registrant’s independent accountant for other services were zero during the fiscal years ended December 31, 2020 and December 31, 2019.

e.Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission (“SEC”) on the independent accountant’s independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant’s ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not “interested persons” of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee’s responsibilities to approve services performed by the independent accountant to the registrant’s executive officers or RMR Advisor LLC, which served as the registrant's investment adviser until the registrant's receipt of the deregistration order from the SEC. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
f.Percentages of Services: None.

g.Not applicable.
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h.There were no non-audit fees billed by the independent accountant for services rendered to the registrant or RMR Advisors LLC for the fiscal years ended December 31, 2020 and December 31, 2019, except for tax compliance services rendered to the registrant described in subparagraph (c) above.

i.Not applicable.

Item 5. Audit Committee of Listed Registrants.

a.The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the registrant's Audit Committee are John L. Harrington, Barbara D. Gilmore and Jeffrey P. Somers.

a.Not applicable.

Item 6. Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing of this report, the registrant is no longer an investment company registered under the Investment Company Act of 1940, and therefore has no portfolio managers. The following information reflects the portfolio management team as of immediately prior to the Trust's deregistration as an investment company on January 5, 2021.

Fernando Diaz. Mr. Diaz was the President and Senior Portfolio Manager of the registrant from February 2015 until January 5, 2021. Mr. Diaz served as a Vice President of the registrant between May 2007 and February 2015; prior to the registrant’s merger with Old RMR Real Estate Income Fund, or Old RIF, on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the registrant and served in that capacity until February 2015 when he became the Senior Portfolio Manager of the registrant. Mr. Diaz was also Vice President of RMR Advisors LLC (since 2007) until its merger with Tremont Realty Advisors LLC in January 2021 and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

Adam D. Portnoy. Mr. Portnoy is a Managing Trustee and, until January 2021, was a portfolio manager of the registrant. Mr. Portnoy has served as a Managing Trustee of the registrant since March 2009. Mr. Portnoy was also the President and Chief Executive Officer of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and served in that capacity from then until January 2021. Mr. Portnoy was a Director of RMR Advisors LLC since 2007 until its merger with Tremont Realty Advisors LLC in January 2021 and was the President of RMR Advisors LLC from 2007 to September 2017 and Chief Executive Officer of RMR Advisors from 2015 to September 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; President and Chief Executive Officer of The RMR Group LLC, or RMR LLC, since 2005; Director of RMR LLC from 2006 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust since 2007; Managing Trustee of Diversified Healthcare Trust since 2007; Managing Trustee of Office Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; Director and controlling shareholder of Sonesta Holdco Corporation; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves as the chair of the Board of Directors of Pioneer Institute; currently is a member of AJC New England's Leadership Board; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, he was an investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the
                                                 67

International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.

The portfolio managers generally functioned as a team. Mr. Adam Portnoy provided strategic guidance while Mr. Fernando Diaz was in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz and Adam Portnoy include time served in those positions with such funds' predecessor funds.

CONFLICTS OF INTEREST: Mr. Diaz was only responsible for the day to day management of the registrant’s account. Mr. Adam Portnoy was responsible for strategic guidance for the registrant and for accounts managed by Tremont Realty Advisors LLC, or TRA, an affiliate of RMR LLC, which also invest in first mortgage whole loans secured by middle market and transitional commercial real estate.

A conflict of interest may exist when determining the allocation of mortgage investment opportunities among the registrant and these accounts. RMR Advisors LLC and TRA had established an investment committee, and TRA maintains its investment committee, or the Investment Committee, responsible for evaluating mortgage loan origination opportunities and making determinations as to whether to move forward with funding a loan, taking into account clients’ investment considerations. If the mortgage loan origination opportunity is appropriate for more than one client, the Investment Committee allocates the origination opportunity consistent with the prior joint allocation policy of RMR Advisors LLC and TRA and the current allocation policy of TRA. When determining whether a mortgage loan investment opportunity is appropriate for a client, the Investment Committee considers, without limitation and among other things, any or all of the following factors with respect to such opportunity and each client: investment objectives, policies, restrictions, strategy and criteria, tax considerations, funding and leverage capacity, ability to execute in the required timeframe and risk/return profile. If the Investment Committee determines mortgage loan investment opportunities are equally appropriate for more than one client, it generally allocates such opportunities on a rotational basis.

COMPENSATION: RMR Advisors LLC paid no direct compensation to Mr. Adam Portnoy for his services.
The other portfolio manager, Mr. Fernando Diaz, was paid based upon the discretion of the board of directors of RMR Advisors LLC. Compensation of Mr. Diaz included base salary, annual cash bonus and he had the opportunity to participate in other employee benefit plans available to all of the employees of RMR Advisors LLC. The level of compensation was not based upon a formula with reference to Trust performance or the value of fund assets; however, these factors, among others, may have been considered by individual directors of RMR Advisors LLC. Other factors which may have been considered in setting the compensation of the portfolio manager were his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where RMR Advisors LLC was located. Mr. Adam Portnoy received compensation for his services to affiliates of RMR Advisors LLC.

The foregoing compensation information is as of December 31, 2020.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager then in office, the aggregate dollar range of the registrant’s equity securities beneficially owned as of December 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2020
Fernando Diaz	$10,001-$50,000
Adam D. Portnoy	Over $1,000,000*

*Includes certain equity securities of the registrant directly owned by ABP Trust that may be deemed to be beneficially owned by Mr. Adam Portnoy as a result of his control, as the sole trustee and controlling shareholder of ABP Trust; Mr. Adam Portnoy disclaims beneficial ownership of equity securities of the registrant directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the year ended December 31, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

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There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.     The registrant had pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who was also the registrant's securities lending counterparty. The registrant permitted, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant received a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. The revenue split represented an amount agreed between the registrant and its lender as part of the economic terms on which such lender extended credit to the registrant. The registrant did not otherwise engage in any securities lending activities. In November 2020, the registrant repaid all outstanding amounts and terminated its revolving credit facility with its lender.

(a) The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $59,734 for the fiscal year ended December 31, 2020.

(b) The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $17,920 for the fiscal year ended December 31, 2020. The registrant did not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities other than revenue split. The registrant's credit agreement with its lender contained other economic terms, such as interest rate and unused facility fees, that the registrant believes were unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

(c) The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $41,814 for the fiscal year ended December 31, 2020.

B.     Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty did not provide any services to the registrant in connection with securities lending.

Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13. Exhibits.

(a)Certification of principal executive officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto.

(b)Certification of principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto.

(c)Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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(d)19a-1 notices, pursuant to the terms of the exemptive relief granted on April 20, 2010 (Investment Company Act of 1940 Release No. 29213, File No. 812-13058-06) are attached hereto.

(e)Proxy voting policies and procedures

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR MORTGAGE TRUST
By:

Thomas J. Lorenzini
Thomas J. Lorenzini
President
Date: February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Thomas J. Lorenzini
Thomas J. Lorenzini
President
Date: February 24, 2021

By:

/s/ G. Douglas Lanois
G. Douglas Lanois
Treasurer and Chief Financial Officer
Date: February 24, 2021

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